Exhibit 4.3

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Dated as of December 18, 2024

Series 2024-1 Supplement
to the
Base Indenture

Up to $100,000,000 Series 2024-1 Variable Funding Senior Notes, Class A-1
$750,000,000 Series 2024-1 5.636% Fixed Rate Senior Secured Notes, Class A-2

between

Jersey Mike’s Funding, LLC,
as Master Issuer

and

Citibank, N.A.,
as Trustee and Series 2024-1 Securities Intermediary

Jersey Mike’s Subs Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Jersey Mike’s Subs Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

ANNEXES

Annex A	-- Series 2024-1 Supplemental Definitions List

EXHIBITS
Exhibit A-1-1	Form of Series 2024-1 Class A-1 Advance Note
Exhibit A-1-2	Form of Series 2024-1 Class A-1 Swingline Note
Exhibit A-1-3	Form of Series 2024-1 Class A-1 L/C Note
Exhibit A-2-1	Form of Rule 144A Global Series 2024-1 Class A-2 Notes
Exhibit A-2-2	Form of Temporary Regulation S Global Series 2024-1 Class A-2 Notes Form of
Exhibit A-2-3	Permanent Regulation S Global Series 2024-1 Class A-2 Notes Form of
Exhibit B-1:	Transferee Certificate - Rule 144A Global Notes to Temporary Regulation S Global Notes
Exhibit B-2:	Form of Transferee Certificate - Rule 144A Global Notes to Permanent Regulation S Global Notes
Exhibit B-3:	Form of Transferee Certificate - Regulation S Global Notes to Rule 144A Global Notes
Exhibit C:	Form of Quarterly Noteholders’ Report
Exhibit D:	Form of Mandatory/Voluntary Decrease Notice
Exhibit E:	Form of Confirmation of Registration of Uncertificated Notes

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SERIES 2024-1 SUPPLEMENT, dated as of December 18, 2024 (this “Series Supplement”), by and between JERSEY MIKE’S FUNDING, LLC, a Delaware limited liability company (the “Master Issuer”) and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2024-1 Securities Intermediary, to the Base Indenture, dated as of December 23, 2019 (the “Initial Closing Date”), by and between the Master Issuer and CITIBANK, N.A., as trustee and as securities intermediary (as amended by the First Supplement to Base Indenture, dated as of December 9, 2021, and as amended by the Second Supplement to the Base Indenture, dated as of the date hereof, and as further amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.02 (Notes Issuable in Series), 2.03 (Series Supplementfor Each Series) and 13.01 (Without Consent of the Control Party, the Controlling Class Representative or the Noteholders) of the Base Indenture provide, among other things, that the Master Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2024-1 Notes. On the Series 2024-1 Closing Date, the following Classes of Notes of such Series will be issued: (a) Series 2024-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2024-1 Class A-1 Notes”) and (b) Series 2024-1 5.636% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2024-1 Class A-2 Notes” and, together with the Series 2024-1 Class A-1 Notes, the “Series 2024-1 Notes”). For purposes of the Base Indenture and this Series Supplement, the Series 2024-1 Notes and all other Class A Notes issued under the Base Indenture shall collectively be the most senior Class of Notes and shall be deemed to be “Senior Notes” for all purposes under the Base Indenture, including without limitation, for voting purposes.

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2024-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2024-1 Supplemental Definitions List”) as such Series 2024-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein shall have the meanings assigned thereto in the Base Indenture or Base Indenture Definitions List attached to the Base Indenture as Annex

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A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2024-1 Notes and not to any other Series of Notes issued by the Master Issuer. The rules of construction set forth in Section 1.04 (Rules of Construction) of the Base Indenture shall apply for all purposes under this Series Supplement.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF SERIES 2024-1 CLASS A-1
OUTSTANDING PRINCIPAL AMOUNT

Section 2.01 Procedures for Issuing and Increasing the Series 2024-1 Class A-1 Outstanding Principal Amount. (a) Subject to satisfaction of the conditions precedent to the making of Series 2024-1 Class A-1 Advances set forth in the Series 2024-1 Class A-1 Note Purchase Agreement, (i) on the Series 2024-1 Closing Date, the Master Issuer may cause the Series 2024-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2024-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2024-1 Class A-1 Advances made on the Series 2024-1 Closing Date (the “Series 2024-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Series 2024-1 Class A-1 Commitment Term that does not occur during a Cash Trapping Period, the Master Issuer may increase the Series 2024-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2024-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2024-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2024-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2024-1 Class A-1 Outstanding Principal Amount exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount. The Series 2024-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.01 and 2.02 of the Series 2024-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2024-1 Class A-1 Note Purchase Agreement) allocated among the Series 2024-1 Class A-1 Noteholders (other than the Series 2024-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2024-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Master Issuer in the applicable Series 2024-1 Class A-1 Advance Request or as otherwise set forth in the Series 2024-1 Class A-1 Note Purchase Agreement.

(b) Subject to satisfaction of the applicable conditions precedent set forth in the Series 2024-1 Class A-1 Note Purchase Agreement, on the Series 2024-1 Closing Date, the Master Issuer may cause (1) the Series 2024-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2024-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2024-1 Class A-1 Swingline Loans made on the Series 2024-1 Closing Date pursuant to Section 2.05 of the Series 2024-1 Class A-1 Note Purchase Agreement and (2) the Series 2024-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the

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Series 2024-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2024-1 Closing Date pursuant to Section 2.05 of the Series 2024-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2024-1 Class A-1 Outstanding Principal Amount exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount. The procedures relating to increases in the Series 2024-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2024-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2024-1 Class A-1 L/C Obligations are set forth in the Series 2024-1 Class A-1 Note Purchase Agreement.

Section 2.02 Procedures for Decreasing the Series 2024-1 Class A-1 Outstanding Principal Amount.

(a) Mandatory Decrease. Whenever a Series 2024-1 Class A-1 Excess Principal Event shall have occurred, then, on or before 10:00 a.m. (Eastern time) on the fourth Business Day immediately following the date on which the Manager or the Master Issuer obtains knowledge of such Series 2024-1 Class A-1 Excess Principal Event, the Master Issuer shall deposit in the Series 2024-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with the Class A-1 Order of Distribution; provided, however, if any direction or report is received after 10:00 a.m. (Eastern time) on any Business Day, such distribution shall be made on the next Business Day. Such written direction of the Master Issuer shall include a report, which shall include the calculation and amounts and the portion thereof payable to each Series 2024-1 Class A-1 Noteholder and include (i) funds sufficient to decrease the Series 2024-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2024-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2024-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2024-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2024-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.02(a) (Procedures for Decreasing the Series 2024-1 Class A-1 Outstanding Principal Amount Mandatory Decrease), a “Mandatory Decrease”), plus (ii) any associated Series 2024-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement). Such Mandatory Decrease shall be allocated among the Series 2024-1 Class A-1 Noteholders in accordance with the Class A-1 Order of Distribution. Upon obtaining Actual Knowledge of such a Series 2024-1 Class A-1 Excess Principal Event, the Master Issuer promptly, but in any event within two (2) Business Days, shall deliver written notice substantially in the form of Exhibit D hereto (which may be given by e-mail of a .pdf or similar file) of the need for any such Mandatory Decreases to the Trustee and the Series 2024-1 Class A-1 Administrative Agent. In connection with any Mandatory Decrease, the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

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(b) Voluntary Decrease. Except as provided in Section 2.02(d) (Procedures for Decreasing the Series 2024-1 Class A-1 Outstanding Principal Amount), on any Business Day, upon at least three (3) Business Days’ prior written notice to the Series 2024-1 Class A-1 Administrative Agent and the Trustee in the applicable Weekly Manager’s Certificate, Quarterly Noteholders’ Report, or otherwise substantially in the form set forth in Exhibit D hereto, the Master Issuer may decrease the Series 2024-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2024-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.02(b) (Procedures for Decreasing the Series 2024-1 Class A- 1 Outstanding Principal Amount—Voluntary Decrease), a “Voluntary Decrease”) by depositing in the Series 2024-1 Class A-1 Distribution Account (or directing the Trustee to transfer funds from the Collection Account into the Series 2024-1 Class A-1 Distribution Account) not later than 10:00 a.m. (Eastern time) on the date specified as the decrease date in the prior written notice referred to below and providing a written report to the Trustee directing the Trustee to distribute in accordance with the Class A- 1 Order of Distribution which report shall include the calculation and amounts and the portion thereof payable to each Series 2024-1 Class A-1 Noteholder and include (i) an amount (subject to the last sentence of this Section 2.02(b) (Procedures for Decreasing the Series 2024-1 Class A-1 Outstanding Principal Amount—Mandatory Decrease)) up to the Series 2024-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2024-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement); provided that to the extent the deposit into the Series 2024-1 Class A-1 Distribution Account described above is made after 3:00 p.m. (Eastern time) on any Business Day, the same shall be deemed to be deposited on the following Business Day; provided, further, that the Master Issuer shall provide written notice to the Trustee substantially in the form of Exhibit D of any Voluntary Decrease no later than 12:00 p.m. (Eastern time) at least one (1) Business Day prior to such Voluntary Decrease. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2024-1 Class A-1 Note Purchase Agreement. In connection with any Voluntary Decrease, the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

(c) The Master Issuer shall provide the Trustee with notice of the initial amount of the Series 2024-1 Class A-1 Commitment, and any reduction, Subfacility Decrease or increase in the Series 2024-1 Class A-1 Commitments. The Trustee shall indicate in its books and records any reduction in the Series 2024-1 Class A-1 Commitments; provided that the Series 2024-1 Class A-1 Administrative Agent’s books and records indicating the then applicable Commitment Amounts shall be controlling for all purposes under the Related Documents.

(d) The Series 2024-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2024-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2024-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2024-1 Class A-1 Advances to repay Series 2024-1 Class A-1 Swingline Loans and Series 2024-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2024-1 Class A-1 Swingline Loans on same day notice.

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(e) The delivery of any written report, Weekly Manager’s Certificate or Quarterly Noteholder’s Report to the Trustee with respect to a Mandatory Decrease or Voluntary Decrease shall be deemed to be a certification from the Issuer or the Manager, as applicable, on which the Trustee may conclusively rely including that all conditions precedent have been satisfied.

ARTICLE III

SERIES 2024-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2024-1 Notes only, the following shall apply:

Section 3.01 Allocations with Respect to the Series 2024-1 Notes. On the Series 2024-1 Closing Date, a portion of the net proceeds from the initial sale of the Series 2024-1 Notes will be deposited into the Senior Notes Interest Reserve Account in an amount equal to $10,692,500. The remainder of the net proceeds from the sale of the Series 2024-1 Notes shall be paid to, or at the direction of, the Master Issuer.

Section 3.02 Weekly Allocation Date Applications; Quarterly Payment Date Applications. On each Weekly Allocation Date, the Master Issuer (or the Manager on its behalf) shall deliver a Weekly Manager’s Certificate to the Trustee, which will instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2024-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

Section 3.03 Certain Distributions from the Series 2024-1 Distribution Account and the Collection Account. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report, and in the order of priority of such amounts set forth in the Priority of Payments, the Trustee shall, in accordance with Section 6.01 (Distributions in General) of the Base Indenture, remit (i) to the Series 2024-1 Class A-1 Noteholders or the Series 2024-1 Class A-1 Administrative Agent from the Series 2024-1 Class A-1 Distribution Account, in accordance with the Class A-1 Order of Distribution, the amounts deposited in the Series 2024-1 Class A-1 Distribution Account in accordance with the Base Indenture for the payment of interest, fees, principal (to the extent applicable) and other amounts in respect of the Series 2024-1 Class A-1 Notes on such Quarterly Payment Date and (ii) to the Series 2024-1 Class A-2 Noteholders from the Series 2024-1 Class A-2 Distribution Account, the amounts deposited in the Series 2024-1 Class A-2 Distribution Account in accordance with the Base Indenture for the payment of interest, principal (to the extent applicable) and other amounts in respect of the Series 2024-1 Class A-2 Notes on such Quarterly Payment Date. On each Weekly Allocation Date the Trustee shall withdraw from the Collection Account amounts required to be paid to the Series 2024-1 Class A-1 Administrative Agent pursuant to the Priority of Payments and remit such amounts to the Series 2024-1 Class A-1 Administrative Agent in accordance with the terms of the Base Indenture.

Notwithstanding anything to the contrary herein or in the Base Indenture, except as (i) provided under Section 3.06(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) or (ii) explicitly directed by the Master Issuer (or the Manager on its behalf) with respect to payments of Quarterly Scheduled Principal Amounts made under

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Section 3.06(c)(ii) (Payment of Series 2024-1 Note Principal—Payment of Class A-2 Accrued Quarterly Scheduled Principal Amount, Quarterly Scheduled Principal Amounts and Quarterly Scheduled Principal Deficiency Amounts with respect to the Series 2024-1 Class A-2 Notes) on Quarterly Payment Dates with respect to which the Series 2024-1 Non-Amortization Test has been satisfied, each payment in respect of the Series 2024-1 Class A-2 Notes shall be distributed (A) based upon such amounts due with respect to interest on or principal of or otherwise as provided hereunder or (B) if not explicitly provided hereunder, based on the Series 2024-1 Class A-2 Outstanding Principal Amount; provided that, in each of the cases set forth under clauses (A) and (B) above, all distributions to Noteholders shall be ratably allocated among the Noteholders based on their respective portion of the Series 2024-1 Class A-2 Outstanding Principal Amount.

Section 3.04 Series 2024-1 Class A-1 Interest and Certain Fees.

(a) Series 2024-1 Class A-1 Notes Interest and L/C Quarterly Fees. From and after the Series 2024-1 Closing Date, the applicable portions of the Series 2024-1 Class A-1 Outstanding Principal Amount shall accrue (i) interest at the Series 2024-1 Class A-1 Note Rate and (ii) L/C Quarterly Fees, as applicable. Such accrued interest and fees shall be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.14 (Quarterly Payment Date Applications) of the Base Indenture, commencing on May 15, 2025; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2024-1 Legal Final Maturity Date, on any Series 2024-1 Prepayment Date with respect to a prepayment in full of the Series 2024-1 Class A-1 Notes or on any other day on which all of the Series 2024-1 Class A-1 Outstanding Principal Amount is required to be paid in full, in each case pursuant to, and in accordance with, the provisions of the Priority of Payments. If the Series 2024-1 Class A-1 Notes are not paid in full by the Series 2024-1 Class A-1 Legal Final Maturity Date, an Event of Default will occur under the Base Indenture. To the extent any such amount is not paid on a Quarterly Payment Date when due, such unpaid amount (net of all Debt Service Advances with respect thereto, a “Class A-1 Quarterly Interest Shortfall Amount”) shall accrue interest at the Series 2024-1 Class A-1 Note Rate.

(b) Undrawn Commitment Fees. From and after the Series 2024-1 Closing Date, Undrawn Commitment Fees shall accrue as provided in the Series 2024-1 Class A-1 Note Purchase Agreement. Such accrued fees shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.14 (Quarterly Payment Date Applications) of the Base Indenture, commencing on May 15, 2025. To the extent any such amount is not paid on a Quarterly Payment Date when due (a “Series 2024-1 Class A-1 Quarterly Commitment Fees Shortfall Amount”), such unpaid amount shall accrue interest at the Series 2024-1 Class A-1 Note Rate. Any amounts payable to the Class A-1 Administrative Agent in respect of Undrawn Commitment Fees shall first be deposited into the Series 2024-1 Class A-1 Distribution Account.

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(c) Series 2024-1 Class A-1 Post-Renewal Date Contingent Interest Rate. Following a Series 2024-1 Class A-1 Notes Amortization Event additional interest shall accrue on the Series 2024-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at a rate equal to 5.00% per annum (the “Series 2024-1 Class A-1 Post-Renewal Date Contingent Interest Rate”), calculated in accordance with Section 3.01(f) of the Series 2024-1 Class A-1 Note Purchase Agreement, in addition to the regular interest that shall continue to accrue at the Series 2024-1 Class A-1 Note Rate. Any Series 2024-1 Class A-1 Post-Renewal Date Contingent Interest Amount shall be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.14 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so made available, and failure to pay any Series 2024-1 Class A-1 Post-Renewal Date Contingent Interest Amount in excess of available amounts in accordance with the foregoing shall not be an Event of Default and interest shall not accrue on any unpaid portion thereof.

(d) Series 2024-1 Class A-1 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2024-1 Class A-1 Notes shall commence on the Series 2024-1 Closing Date and end on (but exclude) the day that is two (2) Business Days prior to the Quarterly Calculation Date that corresponds to the Quarterly Payment Date commencing on May 15, 2025.

Section 3.05 Series 2024-1 Class A-2 Notes Interest.

(a) Series 2024-1 Class A-2 Notes Interest. From the Series 2024-1 Closing Date until the Series 2024-1 Legal Final Maturity Date (or, if earlier, the date on which the Series 2024-1 Class A-2 Outstanding Principal Amount has been paid in full), the Series 2024-1 Class A-2 Outstanding Principal Amount (after giving effect to all payments of principal made to Series 2024-1 Class A-2 Noteholders as of the first day of each Interest Accrual Period, or if such day is not a Quarterly Payment Date, as of the following Quarterly Payment Date, and also giving effect to repurchases and cancellations of Series 2024-1 Class A-2 Notes during such Interest Accrual Period) shall accrue interest at the Series 2024-1 Class A-2 Note Rate. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.14 (Quarterly Payment Date Applications) of the Base Indenture, commencing on May 15, 2025; provided that in any event all accrued but unpaid interest on the Series 2024-1 Class A-2 Outstanding Principal Amount shall be due and payable in full on the Series 2024-1 Legal Final Maturity Date, on any Series 2024-1 Prepayment Date with respect to a prepayment in full or on any other day on which all of the Series 2024-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2024-1 Class A-2 Note Rate is not paid on a Quarterly Payment Date when due, such unpaid interest (net of all Debt Service Advances with respect thereto, a “Class A-2 Quarterly Interest Shortfall Amount”) shall accrue interest at the Series 2024-1 Class A-2 Note Rate. All computations of interest at the Series 2024-1 Class A-2 Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

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(b) Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest.

(i) Post-ARD Contingent Interest. From and after the Series 2024-1 Anticipated Repayment Date until the Series 2024-1 Class A-2 Legal Final Maturity Date (or, if earlier, the date on which the Series 2024-1 Class A-2 Outstanding Principal Amount has been paid in full), additional interest (“Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest”) shall accrue at a per annum rate equal to the rate determined by the Servicer to be the greater of (A) 5.00% per annum and (B) a rate equal to the amount, if any, by which (a) the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2024-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10) years, plus (y) 5.00%, plus (z) 1.50%, exceeds (b) the Series 2024-1 Class A-2 Note Rate. In addition, regular interest shall continue to accrue at the Series 2024-1 Class A-2 Note Rate from and after the Series 2024-1 Anticipated Repayment Date. All computations of Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be made on the basis of a 360-day year of twelve 30-day months.

(ii) Payment of Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest. Any Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.14 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available. For the avoidance of doubt, Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest shall accrue and be payable in addition to the interest accrued at the Series 2024-1 Class A-2 Note Rate. The failure to pay any Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest on any Quarterly Payment Date (including on the Series 2024-1 Legal Final Maturity Date) in excess of available amounts in accordance with the foregoing will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

(c) Series 2024-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2024-1 Class A-2 Notes shall commence on the Series 2024-1 Closing Date and end on (but exclude) May 15, 2025.

Section 3.06 Payment of Series 2024-1 Note Principal.

(a) Series 2024-1 Class A-2 Notes Principal Payment at Legal Maturity. The Series 2024-1 Class A-2 Outstanding Principal Amount shall be due and payable on the applicable Series 2024-1 Legal Final Maturity Date. If the Series 2024-1 Class A-2 Notes are not paid in full by the Series 2024-1 Class A-2 Legal Final Maturity Date, an Event of Default will occur under the Base Indenture. The Series 2024-1 Class A-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.06 (Payment of Series 2024-1 Note Principal), and in respect of the Series 2024-1 Class A-1 Outstanding Principal Amount, Section 2.02 (Procedures for Decreasing the Series 2024-1 Class A-1 Outstanding Principal Amount) of this Series Supplement.

(b) Series 2024-1 Class A-2 Anticipated Repayment Date; Series 2024-1 Class A-1 Notes Renewal Date. The “Series 2024-1 Anticipated Repayment Date” means, with respect

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to the Series 2024-1 Class A-2 Notes, the Quarterly Payment Date occurring in February 2032. The initial Series 2024-1 Class A-1 Notes Renewal Date will be the Quarterly Payment Date occurring in February 2030, unless extended as provided below in this Section 3.06(b) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Anticipated Repayment Date; Series 2024-1 Class A-1 Notes Renewal Date).

(i) First Extension Election. Subject to the conditions set forth in Section 3.06(b)(iii) (Conditions Precedent to Extension Elections) of this Series Supplement, the Master Issuer shall have the option to elect (the “Series 2024-1 First Extension Election”) to extend the Series 2024-1 Class A- 1 Notes Renewal Date to the Quarterly Payment Date occurring in February 2031 by delivering written notice to the Series 2024-1 Class A-1 Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in February 2030 to the effect that the conditions precedent to such Series 2024-1 First Extension Election have been satisfied.

(ii) Second Extension Election. Subject to the conditions set forth in Section 3.06(b)(iii) (Conditions Precedent to Extension Elections) of this Series Supplement, if the Series 2024-1 First Extension Election has been made and become effective, the Master Issuer shall have the option to elect (the “Series 2024-1 Second Extension Election”) to extend the Series 2024-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in February 2032 by delivering written notice to the Series 2024-1 Class A-1 Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in February 2031 to the effect that the conditions precedent to such Series 2024-1 Second Extension Election have been satisfied.

(iii) Conditions Precedent to Extension Elections. It shall be a condition to each applicable extension of the Series 2024-1 Class A-1 Notes Renewal Date that, in the case of Section 3.06(b)(i) (First Extension Election), on the Quarterly Payment Date occurring in February 2030, or in the case of Section 3.06(b)(ii) (Second Extension Election), on the Quarterly Payment Date occurring in February 2031 (a) either the rating assigned to the Series 2024-1 Class A-2 Notes by (x) S&P has not been downgraded below “BBB” or withdrawn and (y) KBRA has not been downgraded below “BBB” or withdrawn, (b) all Class A-1 Extension Fees shall have been paid on or prior to such Quarterly Payment Date, (c) no Event of Default, Rapid Amortization Event or Manager Termination Event has occurred and is continuing or will occur as a result of such extension, (d) no Cash Trapping Period is in effect or will commence as a result of such extension and (e) the DSCR is greater than 2.00x. Any notice given pursuant to Section 3.06(b)(i) (FirstExtension Election) or (ii) (SecondExtension Election) of this Series Supplement shall be irrevocable; provided that if the conditions set forth in this Section 3.06(b)(iii) (Conditions Precedent to Extension Elections) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Trustee, the Control Party, the Series 2024-1 Class A-1 Administrative Agent or any Noteholder shall be necessary for the effectiveness of the Series 2024-1 Extension Elections.

(c) Payment of Class A-2 Accrued Quarterly Scheduled Principal Amount, Quarterly Scheduled Principal Amounts and Quarterly Scheduled Principal Deficiency Amounts with respect to the Series 2024-1 Class A-2 Notes.

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(i) Class A-2 Accrued Quarterly Scheduled Principal Amounts will be allocated on each Weekly Allocation Date in accordance with the Priority of Payments, in the amount so available, and failure to pay any Class A-2 Accrued Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default.

(ii) Quarterly Scheduled Principal Amounts shall be due and payable on each Quarterly Payment Date prior to the applicable Series 2024-1 Anticipated Repayment Date, commencing on the Quarterly Payment Date in May 2025, in accordance with Section 5.14 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available, and failure to pay any Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default; provided that Quarterly Scheduled Principal Amounts shall only be due and payable on a Quarterly Payment Date if the Series 2024-1 Non-Amortization Test is not satisfied with respect to such Quarterly Payment Date; provided, further that if the Series 2024-1 Non-Amortization Test is satisfied, the Master Issuer may, at its option, prior to the applicable Series 2024-1 Anticipated Repayment Date, pay all or any part of such Quarterly Scheduled Principal Amounts on such Quarterly Payment Date.

(iii) On each Weekly Allocation Date and each Quarterly Payment Date, the Quarterly Scheduled Principal Deficiency Amount, if any, with respect to such Weekly Allocation Date or Quarterly Payment Date shall be allocated or due and payable, respectively, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.14 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available, and failure to pay any Quarterly Scheduled Principal Deficiency Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default.

(iv) For each Weekly Allocation Date with respect to which the Series 2024-1 Class A-2 Non-Amortization Test was satisfied as of the most recent Non-Amortization Test Date, the Master Issuer may elect not to allocate to the Senior Notes Principal Payment Account an amount equal to the Senior Notes Accrued Scheduled Principal Payment Amount with respect to the Offered Notes (by electing to deem, as set forth in the related Weekly Manager’s Certificate, the Series 2024-1 Class A-2 Notes Scheduled Principal Payment Amount in respect of the related Quarterly Payment Date to be zero).

(d) Series 2024-1 Mandatory Payments of Principal.

(i) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the Series 2024-1 Notes (sequentially, in alphanumerical order of Class A Notes) as and when amounts are made available for payment thereof (x) on any related Weekly Allocation Date in accordance with the Priority of Payments and (y) on such Quarterly Payment Date in accordance with Section 5.14 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available, together with any Series 2024-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.06(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2024-1 Class A-2

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Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2024-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2024-1 Class A-2 Noteholders, based on their respective portion of the Series 2024-1 Class A-2 Outstanding Principal Amount.

(ii) During any Series 2024-1 Class A-1 Notes Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Series 2024-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.14 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available. Such payments shall be allocated among the Series 2024-1 Class A-1 Noteholders, pursuant to the information provided by the Series 2024-1 Class A-1 Administrative Agent which shall include the calculation of such principal, the percentage interest of such amount payable to each Noteholder and the Class A-1 Order of Distribution. For the avoidance of doubt, no Series 2024-1 Class A-2 Make-Whole Prepayment Premium or Series 2024-1 Class A-1 Breakage Amount will be due in connection with any principal payments on the Series 2024-1 Class A-1 Notes.

(e) Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any (i) mandatory prepayment of any Series 2024-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 3.06(d) (Payment of Series 2024-1 Note Principal—Series 2024-1 Mandatory Payments of Principal), (ii) prepayments funded with Asset Disposition Proceeds pursuant to Section 3.06(j) (Payment of Series 2024-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds) or (iii) any optional prepayment of any Series 2024-1 Class A-2 Notes made pursuant to Section 3.06(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) (each, a “Series 2024-1 Class A-2 Prepayment”), in each case prior to the Quarterly Payment Date in the 36th month prior to the Series 2024-1 Anticipated Repayment Date (the “Make-Whole End Date”), the Master Issuer shall pay, in the manner described herein, the Series 2024-1 Class A-2 Make-Whole Prepayment Premium; provided that no such Series 2024-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection with (A) any prepayment funded by Indemnification Amounts or Insurance/Condemnation Proceeds or (B) Quarterly Scheduled Principal Amounts (including those paid, in whole or in part, at the option of the Master Issuer on a Quarterly Payment Date with respect to which the Series 2024-1 Non-Amortization Test has been satisfied) or Quarterly Scheduled Principal Deficiency Amounts.

(f) Optional Prepayment of Series 2024-1 Class A-2 Notes. In addition to any right to optionally prepay any or all of the Notes in accordance with the Base Indenture, including Section 5.14(p) (Quarterly Payment Date Applications) of the Base Indenture, and subject to Section 3.06(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments) and Section 3.06(g) (Payment of Series 2024-1 Note Principal—Notices of Optional Prepayments) of this Series Supplement, the Master Issuer shall have the option to prepay the Outstanding Principal Amount in whole or in part on any Business Day or on any date a mandatory prepayment may be made and that is specified as the Series 2024-1 Prepayment Date in the applicable Prepayment Notices; provided that the Master Issuer shall not make any optional prepayment in part pursuant to this Section 3.06(f) (Payment of Series 2024-1

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Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) in a principal amount for any single prepayment in part of less than $1 million on any Business Day (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Series 2024-1 A-2 Distribution Account (including amounts to be transferred from the Cash Trap Reserve Account) is sufficient to pay the principal amount to be prepaid, and the amount on deposit in the Senior Notes Principal Payment Account to be prepaid is sufficient to pay any Series 2024-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.06(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments), in each case, payable on the relevant Series 2024-1 Class A-2 Prepayment Date; (ii) (A) the amount on deposit in the Senior Notes Interest Payment Account that is allocable to the Outstanding Principal Amount to be prepaid is sufficient to pay the Class A-2 Quarterly Interest to but excluding the relevant Series 2024-1 Prepayment Date relating to the Outstanding Principal Amount to be prepaid (other than any Post-ARD Contingent Interest) and (B) only if such optional prepayment is a prepayment of the Series 2024-1 Class A-2 Notes in whole, (x) the amount on deposit in the Senior Notes Post-ARD Contingent Interest Account that is allocable to the Series 2024-1 Class A-2 Notes is sufficient to pay the Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest accrued through such Series 2024-1 Prepayment Date and (y) the amounts on deposit in the Collection Account and the Management Accounts are (in the Manager’s determination) reasonably expected to be sufficient to pay all Securitization Operating Expenses attributable to the Series 2024-1 Class A-2 Notes on the next Weekly Allocation Date or, in each case, such amounts have been either paid in the case of clause (B)(y) or deposited to the Series 2024-1 A-2 Distribution Account pursuant to Section 3.06(h) (Payment of Series 2024-1 Note Principal—Series 2024-1 Prepayments); and (iii) the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Master Issuer may prepay the Series 2024-1 Class A-2 Notes in full on any Business Day regardless of the number of prior optional prepayments or any minimum payment requirement.

(g) Notices of Optional Prepayments. The Master Issuer shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any Series 2024-1 Prepayment Date pursuant to Section 3.06(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) to each Series 2024-1 Class A-2 Noteholder, the Rating Agency, the Servicer, the Control Party and the Trustee (with a copy of such notice provided to the Back-Up Manager); provided that at the request of the Master Issuer, such notice to the Series 2024-1 Class A-2 Noteholders shall be given by the Trustee in the name and at the expense of the Master Issuer. In connection with any such Prepayment Notice, the Master Issuer shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.06(k) (Payment of Series 2024-1 Note Principal—Distributions of Series 2024-1 Class A-2 Optional Prepayment) of this Series Supplement. With respect to each such Series 2024-1 Class A-2 Prepayment, the related Prepayment Notice shall specify (i) the Series 2024-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (ii) the Series 2024-1 Prepayment Amount and the Series 2024-1 Class A-2 Make-Whole Prepayment Premium, if applicable, and (iii) the date on which the applicable Series 2024-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be

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calculated, which calculation date shall be no earlier than the fifth (5th) Business Day before such Series 2024-1 Prepayment Date (the “Series 2024-1 Class A-2 Make-Whole Premium Calculation Date”). The Master Issuer shall have the option, by written notice to the Trustee, the Servicer, the Control Party, the Rating Agency and the Series 2024-1 Class A-2 Noteholders, to withdraw, or amend the Series 2024-1 Prepayment Date set forth in any Prepayment Notice relating to an optional prepayment at any time up to and including the second (2nd) Business Day before the Series 2024-1 Prepayment Date set forth in such Prepayment Notice. Any such optional prepayment and Prepayment Notice may, in the Master Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent (including the contemporaneous closing of a financing the proceeds of which will be used to fund all or a portion of such prepayment). If such conditions precedent are not satisfied, the Master Issuer may cancel such optional prepayment in its sole discretion at any time prior to the second (2nd) Business Day prior to the prepayment date set forth in the applicable prepayment notice by providing notice to the Trustee (who shall forward such notice to the applicable Noteholders) and the Control Party. The Master Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.06(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) and the performance of the Master Issuer’s obligations with respect to such optional prepayment may be performed by another Person. All Prepayment Notices shall be transmitted by email to (A) each Series 2024-1 Class A-2 Noteholder that will receive a prepayment to the extent such Series 2024-1 Class A-2 Noteholder has provided an email address to the Trustee and (B) the Rating Agency, the Servicer and the Trustee. For the avoidance of doubt, a Voluntary Decrease or Subfacility Decrease in respect to the Series 2024-1 Class A-1 Notes is governed by Section 2.02 (Procedures for Decreasing the Series 2024-1 Class A-1 Outstanding Principal Amount) of this Series Supplement and not by this Section 3.06 (Payment of Series 2024-1 Note Principal). A Prepayment Notice may be revoked or amended by the Master Issuer if the Trustee receives written notice of such revocation or amendment no later than 12:00 p.m. (Eastern time) up to and including the second (2nd) Business Day prior to the applicable Series 2024-1 Prepayment Date. The Master Issuer shall give written notice of such revocation or amendment to the Servicer, and at the request of the Master Issuer, the Trustee shall forward the notice of revocation or amendment to each Series 2024-1 Class A-2 Noteholder previously sent a Prepayment Notice for such Series 2024-1 Prepayment Date.

(h) Series 2024-1 Prepayments. On each Series 2024-1 Prepayment Date with respect to any Series 2024-1 Prepayment, the Series 2024-1 Prepayment Amount and the Series 2024-1 Class A-2 Make-Whole Prepayment Premium, if any, shall be due and payable. The Master Issuer shall pay the Series 2024-1 Prepayment Amount together with the applicable Series 2024-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2024-1 Class A-1 Breakage Amounts applicable to such Series 2024-1 Prepayments by depositing such amounts in the applicable Indenture Trust Accounts in accordance with the Priority of Payments or the applicable Series 2024-1 Distribution Account pursuant to Section 3.06(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes), in each case, on or prior to the related Series 2024-1 Prepayment Date to be distributed in accordance with Section 5.14 (Quarterly Payment Date Applications) of the Base Indenture, Section 3.03 (Certain Distributions from the Series 2024-1 Distribution Account and the Collection Account), or Section

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3.06(k) (Payment of Series 2024-1 Note Principal—Distributions of Series 2024-1 Class A-2 Optional Prepayment), as applicable.

(i) Prepayment Premium Not Payable. For the avoidance of doubt, there is no Series 2024-1 Class A-2 Make-Whole Prepayment Premium payable as a result of (i) the application of Indemnification Amounts or Insurance/Condemnation Proceeds allocated to the Series 2024-1 Class A-2 Notes pursuant to priority (i) of the Priority of Payments, (ii) the payment of any Quarterly Scheduled Principal Amounts (including those paid, in part or in full, at the election of the Master Issuer on a Quarterly Payment Date with respect to which the Series 2024-1 Non-Amortization Test has been satisfied) or Quarterly Scheduled Principal Deficiency Amounts and (iii) any prepayment on or after the Make-Whole End Date.

(j) Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.12(d) (Deposits, Withdrawals and Collections) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.12(a) (Deposits, Withdrawals and Collections) of the Base Indenture and any such funds allocable to the Series 2024-1 Class A-2 Notes shall be deposited in the applicable Series 2024-1 Distribution Accounts and used to prepay first, if a Series 2024-1 Class A-1 Notes Amortization Period is continuing, the Series 2024-1 Class A-1 Notes (in accordance with the Class A-1 Order of Distribution), second, the Series 2024-1 Class A-2 Notes and third, provided that clause first does not apply, the Series 2024-1 Class A-1 Notes (in accordance with the Class A-1 Order of Distribution) on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.06(j) (Payment of Series 2024-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds), the Master Issuer shall not be obligated to pay any prepayment premium. The Master Issuer shall, however, be obligated to pay any applicable Series 2024-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 3.06(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments) of this Series Supplement in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 3.06(j) (Payment of Series 2024-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2024-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2024-1 Class A-2 Make-Whole Prepayment Premium in accordance with the Priority of Payments.

(k) Distributions of Series 2024-1 Class A-2 Optional Prepayment. On the Series 2024-1 Prepayment Date for a Series 2024-1 Class A-2 Prepayment to be made pursuant to Section 3.06(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes), the Trustee shall, in accordance with Section 6.01 (Distributions in General) of the Base Indenture (except that notwithstanding anything to the contrary therein, in the case of a prepayment to be made on a date that is not a Quarterly Payment Date, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2024-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely on either a written

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report which shall be provided by the Master Issuer to the Trustee or the applicable Quarterly Noteholders’ Report, as applicable, distribute to the Series 2024-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date the amount deposited in the Series 2024-1 Distribution Account pursuant to Section 3.06(h) (Payment of Series 2024-1 Note Principal—Series 2024-1 Prepayments) with respect to such Series 2024-1 Class A-2 Prepayment, in order to repay the applicable portion of the Series 2024-1 Class A-2 Outstanding Principal Amount. All accrued and unpaid interest on the Series 2024-1 Class A-2 Outstanding Principal Amount prepaid and any related Series 2024-1 Class A-2 Make-Whole Prepayment Premium due to the Series 2024-1 Class A-2 Noteholders shall be payable on the immediately following Quarterly Payment Date in accordance with the Priority of Payments.

(l) Series 2024-1 Notices of Final Payment. The Master Issuer shall notify the Trustee, the Servicer and the Rating Agency on or before the Prepayment Record Date preceding the Series 2024-1 Prepayment Date that will be the Series 2024-1 Final Payment Date; provided, however, that with respect to any Series 2024-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Master Issuer shall not be obligated to provide any additional notice to the Trustee or the Rating Agency of such Series 2024-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.06(g) (Payment of Series 2024-1 Note Principal— Notices of Optional Prepayments) of this Series Supplement. The Trustee shall provide any written notice required under this Section 3.06(l) (Payment of Series 2024-1 Note Principal—Series 2024-1 Notices of Final Payment) to each Person in whose name a Series 2024-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2024-1 Prepayment Date that will be the Series 2024-1 Final Payment Date. Such written notice to be sent to the Series 2024-1 Class A-2 Noteholders shall be made at the expense of the Master Issuer and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Master Issuer indicating that the Series 2024-1 Final Payment will be made and shall specify that such Series 2024-1 Final Payment will be payable only upon presentation and surrender of the Series 2024-1 Notes, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Back-Up Manager, the Trustee, the Servicer (including in its capacity as Control Party) and their affiliates, and shall specify the place where the Series 2024-1 Notes may be presented and surrendered for such Series 2024-1 Final Payment.

Section 3.07 Series 2024-1 Class A-1 Distribution Account.

(a) Establishment of Series 2024-1 Class A-1 Distribution Account. The Master Issuer has established with the Trustee the Series 2024-1 Class A-1 Distribution Account in the name of the Master Issuer subject to the lien of the Trustee for the benefit of the Series 2024-1 Class A-1 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2024-1 Class A-1 Noteholders. The Series 2024-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2024-1 Class A-1 Distribution Account will be established with the Trustee. Any and all amounts held in the Series 2024-1 Class A-1 Distribution Account shall remain uninvested.

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(b) Series 2024-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2024-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2024-1 Class A-1 Notes, the Master Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2024-1 Class A-1 Noteholders, all of the Master Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2024-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2024-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2024-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2024-1 Class A-1 Distribution Account Collateral”).

(c) Termination of Series 2024-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2024-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 thereof), (3) all fees and expenses and other amounts then due and payable hereunder and under the Series 2024-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2024-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2024-1 Class A-1 Distribution Account all amounts on deposit therein and deposit all such amounts into the Collection Account for distribution pursuant to the Priority of Payments and all Liens with respect to Series 2024-1 Class A-1 Distribution Account created in favor of the Trustee for the benefit of the Series 2024-1 Class A-1 Noteholders under this Series Supplement shall be automatically released, and the Trustee, upon written request of the Master Issuer, at the written direction of the Control Party, shall execute and deliver to the Master Issuer any and all documentation reasonably requested and prepared by the Master Issuer at the Master Issuer’s expense to effect or evidence the release by the Trustee of the Series 2024-1 Class A-1 Noteholders’ security interest in the Series 2024-1 Class A-1 Distribution Account Collateral.

Section 3.08 Series 2024-1 Class A-2 Distribution Account.

(a) Establishment of Series 2024-1 Class A-2 Distribution Account. The Master Issuer has established with the Trustee the Series 2024-1 Class A-2 Distribution Account in the name of the Master Issuer subject to the lien of the Trustee for the benefit of the Series 2024-1 Class A-2 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2024-1 Class A-2 Noteholders. The Series 2024-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2024-1 Class A-2 Distribution Account will be established with the Trustee. Any and all amounts held in the Series 2024-1 Class A-2 Distribution Account shall remain uninvested.

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correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(b) Series 2024-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2024-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2024-1 Class A-2 Notes, the Master Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2024-1 Class A-2 Noteholders, all of the Master Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2024-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2024-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2024-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2024-1 Class A-2 Distribution Account Collateral”).

(c) Termination of Series 2024-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2024-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2024-1 Class A-2 Distribution Account all amounts on deposit therein and deposit all such amounts into the Collection Account for distribution pursuant to the Priority of Payments and all Liens with respect to the Series 2024-1 Class A-2 Distribution Account created in favor of the Trustee for the benefit of the Series 2024-1 Class A-2 Noteholders under this Series Supplement shall be automatically released, and the Trustee, upon written request of the Master Issuer, at the written direction of the Control Party, shall execute and deliver to the Master Issuer any and all documentation reasonably requested and prepared by the Master Issuer at the Master Issuer’s expense to effect or evidence the release by the Trustee of the Series 2024-1 Class A-2 Noteholders’ security interest in the Series 2024-1 Class A-2 Distribution Account Collateral.

Section 3.09 Trustee as Securities Intermediary. (a) The Trustee or other Person holding the Series 2024-1 Distribution Accounts shall be the “Series 2024-1 Securities Intermediary”. If the Series 2024-1 Securities Intermediary in respect of any Series 2024-1 Distribution Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2024-1 Securities Intermediary set forth in this Section 3.09 (Trustee as Securities Intermediary).

(b) The Series 2024-1 Securities Intermediary agrees that:

(i) The Series 2024-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii) The Series 2024-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 ofthe New York UCC and the Series 2024-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

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(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2024-1 Distribution Account shall be registered in the name of the Series 2024-1 Securities Intermediary, indorsed to the Series 2024-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2024-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2024-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;

(iv) All property delivered to the Series 2024-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2024-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2024-1 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2024-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2024-1 Distribution Accounts, the Series 2024-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person;

(vii) The Series 2024-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2024-1 Securities Intermediary’s jurisdiction and the Series 2024-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York. The parties further agree that with respect to the Series 2024-1 Distribution Accounts the law applicable to all the issues in Article 2(1) of The Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary shall be the law of the State of New York;

(viii) The Series 2024-1 Securities Intermediary has not entered into, and until termination of this Series Supplement will not enter into, any agreement with any other Person relating to the Series 2024-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2024-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2024-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.09(b)(vi) (Trustee as Securities Intermediary) of this Series Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2024-1 Distribution Accounts, neither the Series 2024-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2024-1 Distribution Account or any Financial Asset credited thereto. If the Series 2024-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual

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Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2024-1 Distribution Account or any Financial Asset carried therein, the Series 2024-1 Securities Intermediary will promptly notify the Series 2024-1 Class A-1 Administrative Agent, the Trustee, the Manager, the Servicer and the Master Issuer thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2024-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2024-1 Distribution Accounts; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2024-1 Distribution Accounts.

Section 3.10 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer. The Series 2024-1 Noteholders by their acceptance of the Series 2024-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer. Any such reports and notices that are required to be delivered to the Series 2024-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.03 (Reports, Financial Statements and Other Information to Noteholders) of the Base Indenture.

Section 3.11 Replacement of Ineligible Accounts. If, at any time, either of the Series 2024-1 Class A-1 Distribution Account or the Series 2024-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2024-1 Ineligible Account”), the Master Issuer shall (i) within five (5) Business Days of obtaining Actual Knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining Actual Knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2024-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Series 2024-1 Distribution Account maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2024-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Series 2024-1 Noteholders, and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement.

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ARTICLE IV

FORM OF SERIES 2024-1 NOTES

Section 4.01 Issuance of Series 2024-1 Class A-1 Notes. (a) The Series 2024-1 Class A-1 Advance Notes shall be issued in the form of definitive notes in fully registered form without interest coupons (other than any Uncertificated Notes), substantially in the form set forth in Exhibit A-1-1 hereto, and shall be issued to the Series 2024-1 Class A-1 Noteholders (other than the Series 2024-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Master Issuer and authenticated by the Trustee in the manner set forth in Section 2.04 (Execution and Authentication) of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2024-1 Class A-1 Note Purchase Agreement, the Series 2024-1 Class A-1 Advance Notes shall not be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2024-1 Class A-1 Noteholders. The Series 2024-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2024-1 Class A-1 Notes Maximum Principal Amount as of the Series 2024-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2024-1 Class A-1 Initial Advance Principal Amount. The Trustee shall record any Increases or Decreases with respect to the Series 2024-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.01(d) (Issuance of Series 2024-1 Class A-1 Notes) of this Series Supplement, the principal amount of the Series 2024-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases. The Series 2024-1 Class A-1 Swingline Notes shall be issued in the form of definitive notes in fully registered form without interest coupons (other than any Uncertificated Notes), substantially in the form set forth in Exhibit A-1-2 hereto, and shall be issued to the Swingline Lender pursuant to and in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Master Issuer and authenticated by the Trustee in the manner set forth in Section 2.04 (Execution and Authentication) of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2024-1 Class A-1 Note Purchase Agreement, the Series 2024-1 Class A-1 Swingline Notes shall not be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2024-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2024-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2024-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.01(b) (Procedures for Issuing and Increasing the Series 2024-1 Class A-1 Outstanding Principal Amount) of this Series Supplement. The Series 2024-1 Class A-1 Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.01(d) (Issuance of Series 2024-1 Class A-1 Notes) of this Series Supplement, the aggregate principal amount of the Series 2024-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(b) The Series 2024-1 Class A-1 L/C Notes shall be issued in the form of definitive notes in fully registered form without interest coupons (other than any Uncertificated Notes), substantially in the form set forth in Exhibit A-1-3 hereto, and shall be issued to the L/C Provider pursuant to and in accordance with the Series 2024-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Master Issuer and authenticated by the Trustee in the manner set forth in Section 2.04 (Execution and Authentication) of the Base Indenture. Other than

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in accordance with this Series Supplement and the Series 2024-1 Class A-1 Note Purchase Agreement, the Series 2024-1 Class A-1 L/C Notes shall not be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2024-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2024-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2024-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.01(b) (Procedures for Issuing and Increasing the Series 2024-1 Class A-1 Outstanding Principal Amount) of this Series Supplement. The Series 2024-1 Class A-1 Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to the Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.01(d) (Issuance of Series 2024-1 Class A-1 Notes) of this Series Supplement, the aggregate amount of the Series 2024-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2024-1 Class A-1 L/C Note for all purposes of the Base Indenture and the other Related Documents other than for purposes of accrual of interest.

(c) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2024-1 Class A-1 Notes will exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount, at no time shall the principal amount actually outstanding of the Series 2024-1 Class A-1 Advance Notes, the Series 2024-1 Class A-1 Swingline Notes and the Series 2024-1 Class A-1 L/C Notes in the aggregate exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount.

(d) The Series 2024-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2024-1 Class A-1 Notes, as evidenced by their execution of the Series 2024-1 Class A-1 Notes. The Series 2024-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2024-1 Class A-1 Notes, as evidenced by their execution of such Series 2024-1 Class A-1 Notes. The initial sale of the Series 2024-1 Class A-1 Notes shall be limited to Persons that have executed the Series 2024-1 Class A-1 Note Purchase Agreement. The Series 2024-1 Class A-1 Notes may be resold only to the Master Issuer and its Affiliates and Persons that are not Competitors in compliance with the terms of the Series 2024-1 Class A-1 Note Purchase Agreement.

(e) Uncertificated Notes. At the request of a Holder or transferee of Series 2024-1 Class A-1 Notes, the Series 2024-1 Class A-1 Notes may be issued in the form of Uncertificated Notes. With respect to any Uncertificated Note, the Trustee shall provide to the beneficial owner promptly after registration of the Uncertificated Note in the Note Register by the Registrar a Confirmation of Registration, the form of which shall be set forth in Exhibit E hereto.

(i) Except as otherwise expressly provided herein:

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(1) Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Series 2024-1 Supplement;

(2) with respect to any Uncertificated Note, (a) references herein to authentication and delivery of a Note shall be deemed to refer to creation of an entry for such Note in the Note Register and registration of such Note in the name of the owner, (b) references herein to cancellation of a Note shall be deemed to refer to deregistration of such Note and (c) references herein to the date of authentication of a Note shall refer to the date of registration of such Note in the Note Register in the name of the owner thereof;

(3) references to execution of Notes by the Master Issuer, to surrender of the Notes and to presentment of the Notes shall be deemed not to refer to Uncertificated Notes; provided that the provisions of Section 4.03 (Transfer Restrictions of Series 2024-1 Class A-1 Notes) relating to surrender of the Notes shall apply equally to deregistration of Uncertificated Notes; and

(4) for the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (x) in connection with a transfer of the related Uncertificated Note or (y) in connection with the final payment of the related Uncertificated Note.

(ii) The Note Register shall be conclusive evidence of the ownership of an Uncertificated Note.

(iii) Each of the Series 2024-1 Class A-1 Notes in the form of a definitive note may also be exchanged in its entirety for an Uncertificated Note and, upon complete exchange thereof, such Series 2024-1 Class A-1 Notes shall be cancelled and deregistered by the Registrar.

(iv) Each of the Uncertificated Notes may be exchanged in its entirety for a Series 2024-1 Class A-1 Note in the form of a definitive note and, upon complete exchange thereof, such Uncertificated Note shall be deregistered by the Registrar.

Section 4.02 Issuance of Series 2024-1 Class A-2 Notes. The Series 2024-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2024-1 Class A-2 Initial Principal Amount on the Series 2024-1 Closing Date by the Master Issuer pursuant to the Series 2024-1 Class A-2 Note Purchase Agreement. The Series 2024-1 Class A-2 Notes will be resold initially only to (A) the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States, to Persons that are QIBs in reliance on Rule 144A and that are not Competitors and (C) outside the United States, to Persons that are neither a U.S. person (as defined in Regulation S, a “U.S. Person”) in reliance on Regulation S nor Competitors. The Series 2024-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2024-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2024-1 Class A-2 Notes. The Applicable Procedures shall apply to transfers of beneficial interests in the Series 2024-1 Class A-2 Notes. The Series 2024-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

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(a) Rule 144A Global Notes. The Series 2024-1 Class A-2 Notes offered and sold in their initial resale in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.02 (Issuance of Series 2024-1 Class A-2 Notes) and Section 4.04 (Transfer Restrictions of Series 2024-1 Class A-2 Notes), the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(b) Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2024-1 Class A-2 Notes offered and sold on the Series 2024-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2024-1 Class A-2 Note, such Series 2024-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.02 (Issuance of Series 2024-1 Class A-2 Notes) and Section 4.04 (Transfer Restrictions of Series 2024-1 Class A-2 Notes), as the “Temporary Regulation S Global Notes”. After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.02 (Issuance of Series 2024-1 Class A-2 Notes) and Section 4.04 (Transfer Restrictions of Series 2024-1 Class A-2 Notes), the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2024-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.02 (Issuance of Series 2024-1 Class A-2 Notes) and Section 4.04 (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 (Definitive Notes) of the Base Indenture and this Section 4.02(c) (Issuance of Series 2024-1 Class A-2 Notes) in accordance with their terms and, upon complete exchange thereof, such Series 2024-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.03 Transfer Restrictions of Series 2024-1 Class A-1 Notes. (a) Subject to the terms of the Base Indenture and the Series 2024-1 Class A-1 Note Purchase Agreement, the holder of any Series 2024-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of

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Uncertificated Notes) such Series 2024-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2024-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2024-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2024-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2024-1 Class A-1 Note Purchase Agreement, then such Series 2024-1 Class A-1 Noteholder shall not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2024-1 Class A-1 Advance Note. In exchange for any Series 2024-1 Class A-1 Advance Note properly presented for transfer, the Master Issuer shall execute and together with one or more Company Orders direct the Trustee to, and the Trustee shall cancel or deregister, as applicable, the transferred Note and promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2024-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2024-1 Class A-1 Advance Note in part, the Master Issuer shall execute and together with one or more Company Orders direct the Trustee to, and the Trustee shall cancel or deregister, as applicable, the transferred portion of such Note and promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2024-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2024-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2024-1 Class A-1 Noteholder at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Master Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2024-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2024-1 Class A-1 Advance Note as Series 2024-1 Class A-1 Noteholders.

(b) Subject to the terms of the Base Indenture and the Series 2024-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2024-1 Class A-1 Swingline Notes in whole but not in part by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2024-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Master Issuer and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for,

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STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2024-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2024-1 Class A-1 Swingline Note properly presented for transfer, the Master Issuer shall execute and together with one or more Company Orders direct the Trustee to, and the Trustee shall cancel or deregister, as applicable, the transferred Note and promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2024-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2024-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Master Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2024-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2024-1 Class A-1 Swingline Note as a Series 2024-1 Class A-1 Noteholder.

(c) Subject to the terms of the Base Indenture and the Series 2024-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2024-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2024-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Master Issuer and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2024-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2024-1 Class A-1 L/C Note properly presented for transfer, the Master Issuer shall execute and together with one or more Company Orders direct the Trustee to, and the Trustee shall cancel or deregister, as applicable, the transferred Note and promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2024-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2024-1 Class A-1 L/C Note in part, the Master Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2024-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2024-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Master Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series

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2024-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2024-1 Class A-1 L/C Note as a Series 2024-1 Class A-1 Noteholder.

(d) Each Series 2024-1 Class A-1 Note (other than any Uncertificated Note) shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2024-1 CLASS A-1 NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION AND THE MASTER ISSUER HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS THAT ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE MASTER ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF DECEMBER 18, 2024 BY AND AMONG THE MASTER ISSUER, JERSEY MIKE’S FRANCHISE SYSTEMS, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND COOPERATIVE RABOBANK U.A., NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND SERIES 2024-1 CLASS A-1 ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2024-1 Class A-1 Notes except as provided herein.

Section 4.04 Transfer Restrictions of Series 2024-1 Class A-2 Notes. (a) A Series 2024-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.04(a) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) shall not prohibit any transfer of a Series 2024-1 Class A-2 Note that is issued in exchange for a Series 2024-1 Global Note in accordance with Section 2.08 (Transfer and Exchange) of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2024-1 Global Note effected in accordance with the other provisions of this Section 4.04 (Transfer Restrictions of Series 2024-1 Class A-2 Notes).

(b) The transfer by a Series 2024-1 Note Owner holding a beneficial interest in a Series 2024-1 Class A-2 Note in the form of a Rule 144A Global Note to a Person that wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Master Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such

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information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2024-1 Note Owner holding a beneficial interest in a Series 2024-1 Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person that wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.04(c) (Transfer Restrictions of Series 2024-1 Class A-2 Notes). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2024-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(d) If a Series 2024-1 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person that wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.04(d) (Transfer Restrictions of Series 2024-1 Class A-2 Notes). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2024-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase

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the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e) If a Series 2024-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person that wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.04(e) (Transfer Restrictions of Series 2024-1 Class A-2 Notes). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2024-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2024-1 Global Note or any portion thereof is exchanged for Series 2024-1 Class A-2 Notes other than Series 2024-1 Global Notes, such other Series 2024-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2024-1 Class A-2 Notes that are not Series 2024-1 Global Notes or for a beneficial interest in a Series 2024-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Master Issuer and the Registrar, which shall be substantially consistent with the provisions of Section 4.04(a) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) through Section 4.04(e) (Transfer Restrictions of Series 2024-1 Class

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A-2 Notes) and Section 4.04(g) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2024-1 Global Note comply with Rule 144A or Regulation S, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2024-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2024-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.04(g) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) shall not prohibit any transfer in accordance with Section 4.04(d) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.04 (Transfer Restrictions of Series 2024-1 Class A- 2 Notes).

(h) The Rule 144A Global Notes, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2024-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND JERSEY MIKE’S FUNDING, LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON THAT IS NOT A COMPETITOR AND THAT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON THAT IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

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BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A GLOBAL NOTE WILL BE REQUIRED TO DELIVER THE APPLICABLE TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

[IF THE HOLDER OF THIS NOTE IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS A QUALIFIED INSTITUTIONAL BUYER AND NOT A COMPETITOR. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER OR THAT IS A COMPETITOR.]1

1Applicable to 144A Notes only.

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[IF THE HOLDER OF THIS NOTE IS DETERMINED TO BE A COMPETITOR OR HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS NOT A “U.S. PERSON” AND THAT IS NOT A COMPETITOR. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON THAT IS A “U.S. PERSON” OR THAT IS A COMPETITOR.]2

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

(i) The Series 2024-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

(j) The Series 2024-1 Global Notes issued in connection with the Series 2024-1 Class A-2 Notes shall bear the following legend:

2Applicable to Reg S Notes only.

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correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the Series 2024-1 Class A-2 Notes except as provided herein. The legend required for a Rule 144A Global Note may be removed from such Rule 144A Global Note if there is delivered to the Master Issuer and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Master Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Rule 144A Global Note will not violate the registration requirements of the 1933 Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer (or the Manager on its behalf), shall authenticate and deliver in exchange for such Rule 144A Global Note a Series 2024-1 Class A-2 Note or Series 2024-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Rule 144A Global Note has been removed from a Series 2024-1 Class A-2 Note as provided above, no other Series 2024-1 Class A-2 Note issued in exchange for all or any part of such Series 2024-1 Class A-2 Note shall bear such legend, unless the Master Issuer has reasonable cause to believe that such other Series 2024-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the 1933 Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.05 Note Owner Representations and Warranties. Each Person that becomes a Note Owner of a beneficial interest in a Series 2024-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2024-1 Note as follows: With respect to any sale of Series 2024-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2024-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2024-1 Notes in any such sale will be for its own account or for the account of another QIB.

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(b) With respect to any sale of Series 2024-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2024-1 Notes was originated, it was outside the United States and the offer was made to a Person that is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

(c) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2024-1 Notes.

(d) It understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2024-1 Notes from one or more book-entry depositories.

(e) It understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee, (ii) copies of Permitted Recipient Certifications executed to obtain access to the Trustee’s password-protected website and (iii) copies of prospective investor confirmations of representations and warranties executed to obtain access to the Noteholder Materials.

(f) It will provide to each person to which it transfers Series 2024-1 Notes notices of any restrictions on transfer of such Series 2024-1 Notes.

(g) It understands that (i) the Series 2024-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, (ii) the Series 2024-1 Notes have not been registered under the 1933 Act, (iii) such Series 2024-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person that the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (C) outside the United States to a Person that is neither a U.S. Person in a transaction meeting the requirements of Regulation S nor a Competitor and (iv) the purchaser will, and each subsequent holder of a Series 2024-1 Note is required to, notify any subsequent purchaser of a Series 2024-1 Note of the resale restrictions set forth in clause (iii) above.

(h) It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Section 4.04(h) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series Supplement.

(i) It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.04(i) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series Supplement.

(j) It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.04(j) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series Supplement.

(k) Either (i) the purchaser or transferee is neither a Plan, nor a governmental, church, non-U.S. or other plan which is subject to Similar Law or (ii) the purchaser’s or transferee’s acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein)

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will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law).

(l) If such purchaser or transferee is a Plan, it understands that it shall be deemed to represent, warrant and agree that (i) none of the Master Issuer, Guarantor, the Initial Purchasers or other party to the securitization transaction or other persons that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, any investment recommendation or investment advice on which it, or any fiduciary or other person investing the assets of the Plan (“Plan Fiduciary”), has relied as a primary basis in connection with its decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan in connection with the Plan’s investment in the Series 2024-1 Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes.

(m) It understands that any subsequent transfer of the Series 2024-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Base Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2024-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the 1933 Act.

(n) It is not a Competitor.

Section 4.06 Limitation on Liability. None of the Master Issuer, Jersey Mike’s Franchise Systems, Inc., the Trustee, the Servicer, the Back-Up Manager, the Initial Purchasers, any Paying Agent, or any of their respective Affiliates shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note. None of the Master Issuer, Jersey Mike’s Franchise Systems, Inc., the Trustee, the Servicer, the Initial Purchasers, any Paying Agent or their respective Affiliates shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

ARTICLE V

GENERAL

Section 5.01 Information. On or before the date that is three (3) Business Days prior to each Quarterly Payment Date, the Master Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2024-1 Notes to the Trustee, each Rating Agency, the Servicer and each Paying Agent, with a copy to the Back-Up Manager, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

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(a) the total amount available to be distributed to Series 2024-1 Noteholders on such Quarterly Payment Date and payment instructions with respect thereto;

(b) the amount of such distribution allocable to the payment of interest on each Class of the Series 2024-1 Notes;

(c) the amount of such distribution allocable to the payment of principal of each Class of the Series 2024-1 Notes;

(d) the amount of such distribution allocable to the payment of any Series 2024-1 Class A-2 Make-Whole Prepayment Premium, if any, on the Series 2024-1 Class A-2 Notes;

(e) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2024-1 Class A-1 Noteholders;

(f) whether, to the Actual Knowledge of the Master Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event, Manager Termination Event or Servicer Termination Event has occurred as of the related Quarterly Calculation Date or any Cash Trapping Period is in effect, as of such Quarterly Calculation Date;

(g) the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(h) the number of Securitized Franchised Restaurants that are open for business as of the last day of the preceding Quarterly Collection Period;

(i) the amount of Systemwide Sales as of the related Quarterly Calculation Date;

(j) the amount on deposit in the Vendor Program Payment Reserve Account as of the related Quarterly Calculation Date;

(k) the amount on deposit in a Concentration Account constituting Area Director Reserve Amounts as of the related Quarterly Calculation Date; and

(l) the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit in the Cash Trap Reserve Account, if any, in each case as of the close of business on the last Business Day of the preceding Quarterly Collection Period;

Any Series 2024-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.03 (Reports, Financial Statements and Other Information to Noteholders) of the Base Indenture. To the extent not set forth in the related Quarterly Noteholders’ Report, the Master Issuer shall cause the Series 2024-1 Class A-1 Administrative Agent to provide to the Trustee the amounts to be distributed in respect of interest,

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principal and/or fees to each holder of a Series 2024-1 Class A-1 Note from the aggregate amounts in respect of interest, principal or fees to be distributed to such Class of Notes.

Section 5.02 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.03 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.04 Certain Notices to the Rating Agency. The Master Issuer shall provide to the Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

Section 5.05 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.01 (Duties of the Trustee) of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.04(e) (Control Party) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 5.06 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.07 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

Section 5.08 Amendments. This Series Supplement may not be modified or amended except (i) with the written consent of the parties hereto and (ii) in accordance with the additional requirements set forth in Article XIII (Amendments) of the Base Indenture. Notwithstanding the foregoing, in addition to amendments, modifications or waivers effected in accordance with the Base Indenture, this Series Supplement may be amended or modified, or any of the terms hereof waived in writing by the Master Issuer and the Trustee with the consent of the Investors required pursuant to the Series 2024-1 Class A-1 Note Purchase Agreement, but without the consent of any other Person if such amendment, modification or waiver is with respect to any of the terms hereof relating to the Series 2024-1 Class A-1 Notes only, and not the Series 2024-1 Class A-2 Notes; provided, however, that no such amendment may adversely affect (x) the Trustee, without the Trustee’s prior consent, (y) the Servicer, without the Servicer’s prior consent or (z) the Back-Up Manager without the Back-Up Manager’s prior consent.

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Section 5.09 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2024-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2024-1 Notes that have been replaced or paid) to the Trustee for cancellation (or deregistration, in the case of Uncertificated Notes) and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2024-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2024-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2024-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2024-1 Class A-1 Commitments have been terminated, (iii) the Master Issuer has paid all sums payable hereunder and, without duplication, (iii) the conditions set forth in Section 12.01(c) (Termination of the Master Issuer’s and Guarantors ‘ Obligations—Series Defeasance) of the Base Indenture have been satisfied with respect to the Series 2024-1 Notes; provided that any provisions of this Series Supplement required for the Series 2024-1 Final Payment to be made shall survive until the Series 2024-1 Final Payment is paid to the Series 2024-1 Noteholders.

Section 5.10 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.11 1934 Act. The Master Issuer hereby represents and warrants, for the benefit of the Trustee and the Noteholders, that payments on the Notes will not depend primarily on cash flow from self-liquidating financial assets within the meaning of Section 3(a)(79) of the 1934 Act.

Section 5.12 Notices. All notices, requests or other communications desired or required to be given under this Agreement shall be in writing and shall be sent according to Section 14.01 (Notices) of the Base Indenture. In addition, any notice or communication to the Rating Agency shall be sent to the following addresses:

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If to S&P:

S&P Global Ratings
55 Water Street
42nd Floor
New York, NY 10041-0003
Attention: ABS Surveillance Group - New Assets
E-mail: [email address]

If to KBRA:

Kroll Bond Rating Agency, LLC
805 Third Avenue, 29th Floor
New York, NY 10022
Attention: ABS Surveillance
E-mail: [email address]

Section 5.13 Electronic Signatures and Transmission.

(a) For purposes of this Series Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(b) Any requirement in the Base Indenture that a document, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission.

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(c) Notwithstanding anything to the contrary in this Series Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Master Issuer, the Trustee and the Series 2024-1 Securities Intermediary has caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

JERSEY MIKE’S FUNDING, LLC,

a Delaware limited liability company, as Master Issuer

By:	/s/ Peter Cancro
Name:	Peter Cancro
Title:	Chief Executive Officer

CITIBANK, N.A., not in its individual capacity but solely as Trustee and as Series 2024-1 Securities Intermediary

By:	/s/ Trang Tran-Rojas
Name:	Trang Tran-Rojas
Title:	Senior Trust Officer

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ANNEX A

SERIES 2024-1

SUPPLEMENTAL DEFINITIONS LIST

“Administrative Agent Fees” has the meaning set forth in the Series 2024-1 Class A-1 VFN Fee Letter.

“Advance Request” has the meaning set forth in the Section 7.03(e) of the Series 2024-1 Class A- 1 Note Purchase Agreement.

“Agent Members” means members of, or participants in, DTC, or a nominee thereof.

“Application” means an application, in such form, as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to issue a Letter of Credit.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Base Rate” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Base Rate Advance” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.02(a) (Issuance of Series 2024-1 Class A-2 Notes) of the Series 2024-1 Supplement.

“Class A-1 Accrued Quarterly Commitment Fee Shortfall” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Class A-1 Notes Commitment Fees Account with respect to the Series 2024-1 Class A-1 Notes on each preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the aggregate Class A-1 Notes Accrued Quarterly Commitment Fee Amounts for all such preceding Weekly Allocation Dates.

“Class A-1 Amendment Expenses” means “Amendment Expenses” as defined in, and payable pursuant to, Section 9.05(a)(ii) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Class A-1 Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:

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(a) with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2024-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b) with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2024-1 Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 360; plus

(c) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees that accrue thereon for such day.

“Class A-1 Estimated Quarterly Commitment Fee” means, with respect to any Interest Accrual Period, an amount equal to the sum of (a) the product of (i) the Estimated Daily Commitment Fees Amount for such Interest Accrual Period and (ii) the number of days in such Interest Accrual Period, and (b) the amount of any Series 2024-1 Class A-1 Quarterly Commitment Fees Shortfall Amount for the immediately preceding Interest Accrual Period together with additional interest thereon as set forth in Section 3.04(b) (Series 2024-1 Class A-1 Interest and Certain Fees—Undrawn Commitment Fees).

“Class A-1 Estimated Quarterly Interest” means, with respect to each Interest Accrual Period, an amount equal to the sum of (a) the product of (i) the Estimated Class A-1 Daily Interest Amount for such Interest Accrual Period and (ii) the number of days in such Interest Accrual Period, and (b) the amount of any Class A-1 Quarterly Interest Shortfall Amount for the immediately preceding Interest Accrual Period, together with additional interest thereon as set forth in Section 3.04(a) (Series 2024-1 Class A-1 Interest and Certain Fees—Series 2024-1 Class A-1 Notes Interest and L/C Quarterly Fees).

“Class A-1 Extension Fees” means the fees payable pursuant to the Series 2024-1 Class A-1 VFN Fee Letter in connection with the extension of a Commitment Termination Date.

“Class A-1 Final Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Class A-1 Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate amount allocated pursuant to clauses (i)- (iii) of the defined term “Senior Notes Accrued Quarterly Interest Amount (Class A-1)” in respect of such Interest Accrual Period. For purposes of the Base Indenture, the “Class A-1 Final Interest Adjustment Amount” for any Interest Accrual Period shall be deemed to be a “Class A-1 Interest Adjustment Amount” for such Interest Accrual Period.

“Class A-1 Interim Interest Adjustment Amount” means, with respect to any Interest Accrual Period, as of any date of determination prior to the ending of such Interest Accrual Period, the result (if positive) of (a) the expected aggregate of the Class A-1 Daily Interest Amounts for each day in such Interest Accrual Period as of such date of determination, as determined by the Manager in accordance with the Managing Standard minus (b) the aggregate amount allocated

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pursuant to clauses (i) - (iii) of the defined term “Senior Notes Accrued Quarterly Interest Amount (Class A-1)” in respect of such Interest Accrual Period.

“Class A-1 Notes Accrued Quarterly Commitment Fee Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period (or to the extent necessary to cover any Commitment Fee Final Adjustment Amount with respect to the Interest Accrual Period ending in such Quarterly Collection Period, as provided for in clause (iii) below) an amount equal to the sum of:

(i) the sum of (A) the product of (1) the Weekly Accrual Percentage and (2) the Class A-1 Estimated Quarterly Commitment Fee for such Interest Accrual Period and (B) the Class A-1 Accrued Quarterly Commitment Fee Shortfall for such Weekly Allocation Date, until such Class A-1 Estimated Quarterly Commitment Fee, net of any allocated but unpaid negative Commitment Fee Final Adjustment Amount with respect to a prior Interest Accrual Period, shall have been allocated in full;

(ii) if such Weekly Allocation Date is the twelfth, thirteenth or fourteenth Weekly Allocation Date in such Quarterly Collection Period, the Commitment Fee Interim Adjustment Amount, if positive, with respect to such Interest Accrual Period (without duplication of clause (i)); and

(iii) if such Weekly Allocation Date is the last Weekly Allocation Date in the Interest Accrual Period ending in such Quarterly Collection Period, the Commitment Fee Final Adjustment Amount, if positive, with respect to such Interest Accrual Period.

For purposes of the Base Indenture, the “Class A-1 Notes Accrued Quarterly Commitment Fee Amount” shall be deemed to be the “Class A-1 Notes Accrued Quarterly Commitment Fee Amount”.

“Class A-1 Order of Distribution” shall mean the priorities of distribution set forth in Section 4.02(a) and (b) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Class A-1 Quarterly Commitment Fee Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2024-1 Class A-1 Notes, the Undrawn Commitment Fees due and payable on all such Outstanding Series 2024-1 Class A-1 Notes with respect to such Interest Accrual Period. For purposes of the Base Indenture, the “Class A-1 Quarterly Commitment Fee Amount” shall be deemed to be a “Class A-1 Quarterly Commitment Fee Amount”.

“Class A-2 Accrued Quarterly Scheduled Principal Amount” means, for each Weekly Allocation Date during any Quarterly Collection Period, an amount equal to the sum of (i) the product of (1) the applicable Weekly Allocation Percentage and (2) the Quarterly Scheduled Principal Amount for the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Class A-2 Accrued Quarterly Scheduled Principal Shortfall Amount for such Weekly Allocation Date, until such Quarterly Scheduled Principal Amount shall have been allocated (or prefunded with respect to the first Quarterly Collection Period) in full. For purposes

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of the Base Indenture, the Class A-2 Accrued Quarterly Scheduled Principal Amount shall be deemed to be a “Senior Notes Accrued Quarterly Scheduled Principal Amount”.

“Class A-2 Accrued Quarterly Scheduled Principal Shortfall Amount” means, (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Principal Payment Account with respect to Class A-2 Accrued Quarterly Scheduled Principal Amounts on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Class A-2 Accrued Quarterly Scheduled Principal Amount for such immediately preceding Weekly Allocation Date.

“Class A-2 Quarterly Interest” means, with respect to any Interest Accrual Period for the Series 2024-1 Class A-2 Notes, an amount equal to the sum of (i) the accrued interest at the applicable Series 2024-1 Class A-2 Note Rate on the Series 2024-1 Class A-2 Outstanding Principal Amount (excluding, for the avoidance of doubt, Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount), calculated based on a 360-day year of twelve 30-day months and (ii) the amount of any Class A-2 Quarterly Interest Shortfall Amount for the immediately preceding Interest Accrual Period together with additional interest thereon as set forth in Section 3.05(a) (Series 2024-1 Class A-2Notes Interest—Series 2024-1 Class A-2 Notes Interest).

“Commitment Fee Final Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fees Amounts for each day in such Interest Accrual Period minus (b) the aggregate amount allocated pursuant to clauses (i) - (iii) of the defined term “Class A-1 Notes Accrued Quarterly Commitment Fee Amount” in respect of such Interest Accrual Period. For purposes of the Base Indenture, the “Commitment Fee Final Adjustment Amount” shall be deemed to be the “Class A-1 Commitment Fee Adjustment Amount”.

“Commitment Fee Interim Adjustment Amount” means, with respect to any Interest Accrual Period, as of any date of determination prior to the ending of such Interest Accrual Period, the result (if positive) of (a) the expected aggregate of the Daily Commitment Fees Amounts for each day in such Interest Accrual Period as of such date of determination, as determined by the Manager in accordance with the Managing Standard minus (b) the aggregate amount allocated pursuant to clauses (i) - (iii) of the defined term “Class A-1 Notes Accrued Quarterly Commitment Fee Amount” in respect of such Interest Accrual Period.

“Commitment Termination Date” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Commitments” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2024-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2024-1 Class A-1 Note Purchase Agreement.

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“Confirmation of Registration” means, with respect to an Uncertificated Note, a confirmation of registration, substantially in the form of Exhibit E hereto, provided to the owner thereof promptly after the registration of the Uncertificated Note in the Note Register by the Registrar.

“CP Rate” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Daily Commitment Fees Amount” means, for any day during any Interest Accrual Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Post-Renewal Date Contingent Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2024-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2024-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) the Series 2024-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2024-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) any Base Rate Advances included in the Series 2024-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Definitive Notes” has the meaning set forth in Section 4.02(c) (Issuance of Series 2024-1 Class A-2 Notes—Definitive Notes) of the Series 2024-1 Supplement.

“Depository” means the depository or the custodian specified herein to which the Notes of a Class of a Series, upon original issuance, may be issued and delivered.

“DTC” means The Depository Trust Company and any successor thereto.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) which are subject to Title I of ERISA, including entities such as collective investment funds and separate accounts whose underlying assets are deemed to include the assets of such plans.

“Estimated Class A-1 Daily Interest Amount” means (a) for the first Interest Accrual Period, the Class A-1 Daily Interest Amount as ofthe Series 2024-1 Closing Date and (b) for any other Interest Accrual Period, the Class A-1 Daily Interest Amount for the first day of the Quarterly Collection Period during which such Interest Accrual Period commenced.

“Estimated Daily Commitment Fees Amount” means (a) for the first Interest Accrual Period, the Daily Commitment Fees Amount as of the Series 2024-1 Closing Date and (b) for any other Interest Accrual Period, the Daily Commitment Fees Amount for the first day of the Quarterly Collection Period during which such Interest Accrual Period commenced.

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“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor or successors thereto.

“Funding Agent” has the meaning set forth in the preamble to the Series 2024-1 Class A-1 Note Purchase Agreement.

“Initial Purchasers” means Guggenheim Securities, LLC, SMBC Nikko Securities America, Inc., Barclays Capital Inc., BofA Securities, Inc., Morgan Stanley & Co. LLC, Rabo Securities USA, Inc. and Blackstone Securities Partners L.P.

“Investor” has the meaning set forth in the Series 2024-1 Class A-1 Note Purchase Agreement.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“KBRA” means Kroll Bond Rating Agency, LLC (and any successor or successors thereto).

“L/C Commitment” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“L/C Issuing Bank” has the meaning set forth in Section 2.06(g) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“L/C Provider” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“L/C Quarterly Fees” has the meaning set forth in the Series 2024-1 Class A-1 VFN Fee Letter.

“Letter of Credit” has the meaning set forth in Section 2.07 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Make-Whole End Date” has the meaning set forth in Section 3.06(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments) of the Series 2024-1 Supplement.

“Offering Memorandum” means the offering memorandum for the offering of the Series 2024-1 Class A-2 Notes, dated December 11, 2024, prepared by the Master Issuer.

“Outstanding” has the meaning set forth in the Base Indenture.

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“Outstanding Series 2024-1 Class A-1 Notes” means, with respect to the Series 2024-1 Class A-1 Notes, all Series 2024-1 Class A-1 Notes theretofore authenticated and delivered under the Base Indenture, except:

(a) Series 2024-1 Class A-1 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

(b) Series 2024-1 Class A-1 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2024-1 Class A-1 Distribution Account and are available for payment of such Series 2024-1 Class A-1 Notes and the Series 2024-1 Class A-1 Commitments with respect to which have terminated; provided that if such Series 2024-1 Class A-1 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Base Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(c) Series 2024-1 Class A-1 Notes that have been defeased in accordance with Section 12.01 (Termination of the Master Issuer’s and Guarantors’ Obligations) of the Base Indenture;

(d) Series 2024-1 Class A-1 Notes in exchange for, or in lieu of which other Series 2024-1 Class A-1 Notes have been authenticated and delivered pursuant to the Base Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2024-1 Class A-1 Notes are held by a holder in due course or protected purchaser; and

(e) Series 2024-1 Class A-1 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2024-1 Class A-1 Notes have been issued as provided in the Base Indenture.

“Outstanding Series 2024-1 Class A-2 Notes” means, with respect to the Series 2024-1 Class A-2 Notes, all Series 2024-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except:

(a) Series 2024-1 Class A-2 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

(b) Series 2024-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2024-1 Class A-2 Distribution Account and are available for payment of such Series 2024-1 Class A-2 Notes; provided that if such Series 2024-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Base Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(c) Series 2024-1 Class A-2 Notes that have been defeased in accordance with Section 12.01 (Termination of the Master Issuer’s and Guarantors’ Obligations) of the Base Indenture;

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(d) Series 2024-1 Class A-2 Notes in exchange for, or in lieu of which other Series 2024-1 Class A-2 Notes have been authenticated and delivered pursuant to the Base Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2024-1 Class A-2 Notes are held by a holder in due course; and

(e) Series 2024-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2024-1 Class A-2 Notes have been issued as provided in the Base Indenture;

provided that (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Base Indenture, the following Series 2024-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2024-1 Class A-2 Notes owned by the Securitization Entities or any other obligor upon the Series 2024-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2024-1 Class A-2 Notes held in any accounts with respect to which the Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2024-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2024-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2024-1 Class A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or the Manager, an Affiliate thereof, or an account for which the Manager or an Affiliate of the Manager exercises discretionary voting authority.

“Outstanding Series 2024-1 Notes” means, collectively, all Outstanding Series 2024-1 Class A-1 Notes and all Outstanding Series 2024-1 Class A-2 Notes.

“Permanent Regulation S Global Notes” has the meaning set forth in Section 4.02(b) (Issuance of Series 2024-1 Class A-2 Notes—Temporary Regulation S Global Notes and Permanent Regulation S Global Notes) of the Series 2024-1 Supplement.

“Plan” means either an ERISA Plan or plans that are not subject to ERISA, but which are subject to Section 4975 of the Code, such as individual retirement accounts.

“Plan Fiduciary” has the meaning set forth in Section 4.05(l) (Note Owner Representations and Warranties) of the Series 2024-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section 3.06(g) (Payment of Series 2024-1 Note Principal—Notices of Optional Prepayments) of the Series 2024-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2024-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2024-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2024-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2024-1 Prepayment.

Jersey Mike’s Subs Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“QIB” means a “Qualified Institutional Buyer” as defined in Rule 144A.

“Quarterly Scheduled Principal Amount” means, with respect to any Quarterly Payment Date, with respect to the Series 2024-1 Class A-2 Notes, $ 1,875,000; provided that amounts paid to the Series 2024-1 Class A-2 Noteholders in respect of the Series 2024-1 Class A-2 Outstanding Principal Amount (x) in respect of amounts allocated pursuant to priority (i)(D) of the Priority of Payments shall reduce the respective Quarterly Scheduled Principal Amounts ratably and (y) as optional prepayments pursuant to Section 3.06(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) shall reduce all remaining Quarterly Scheduled Principal Amounts. Series 2024-1 Class A-2 Notes that are cancelled pursuant to Section 2.14 (Cancellation) of the Base Indenture shall reduce the applicable Quarterly Scheduled Principal Amounts prior to the applicable Series 2024-1 Anticipated Repayment Date ratably based on the Outstanding Principal Amount of such Series 2024-1 Class A-2 Notes. For purposes of the Base Indenture, Quarterly Scheduled Principal Amounts shall be deemed to be “Scheduled Principal Payments”.

“Quarterly Scheduled Principal Deficiency Amount” means, as of any date of determination, the amount, if any, of due and unpaid Quarterly Scheduled Principal Amount with respect to each Quarterly Payment Date prior to such date of determination. For purposes of the Base Indenture, the Quarterly Scheduled Principal Deficiency Amount shall be deemed to be a “Senior Notes Quarterly Scheduled Principal Deficiency Amount”.

“Rating Agency” means S&P, KBRA and any respective successor or successors thereto. Solely with respect to the Series 2024-1 Class A-2 Notes, in the event that at any time the rating agency rating the Series 2024-1 Class A-2 Notes does not include S&P and/or KBRA, references to rating categories of S&P and/or KBRA in this Series Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Notes as of the most recent S&P and/or KBRA date on which such other rating agency and S&P and/or KBRA published ratings for the type of security in respect of which such alternative rating agency is used.

“Regulation S” means Regulation S promulgated under the 1933 Act.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Required Balance” means, with respect to any Weekly Collection Period, the product of (1) the percentage set forth in the table below for each Weekly Collection Period in the fiscal quarter and (2) with respect to (a) the Senior Notes Interest Payment Account, the sum, for each Interest Accrual Period, of (x) the Class A-1 Quarterly Commitment Fee Amounts and (y) the Senior Notes Quarterly Interest Amount, (b) the Senior Subordinated Notes Interest Payment Account, the Senior Subordinated Notes Accrued Quarterly Interest Amount, (c) the Subordinated Notes Interest Payment Account, the Subordinated Notes Accrued Quarterly Interest Amount, (d) the Senior Notes Principal Payment Account, the Senior Notes Quarterly Scheduled Principal Amounts, (e) the Senior Subordinated Notes Principal Payment Account, the Senior Subordinated Notes Accrued Quarterly Scheduled Principal Amounts, (f) the Subordinated Notes Principal Payment Account, the Subordinated Notes Accrued Quarterly Scheduled Principal Amounts and

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(g) the Senior Notes Post-ARD Contingent Interest Account, the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount.

Week	Percentage
1	-
2	-
3	-
4	-
5	50%
6	50%
7	50%
8	80%
9	80%
10	100%
11	100%
12	100%
13	100%

“Restricted Period” means, with respect to any Series 2024-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on the Series 2024-1 Closing Date and ending on the 40th day after the Series 2024-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the 1933 Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.02(a) (Issuance of Series 2024-1 Class A-2 Notes) of the Series 2024-1 Supplement.

“S&P” means S&P Global Ratings (and any successor or successors thereto).

“Senior Notes Accrued Quarterly Interest Amount (Class A-1)” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period (or to the extent necessary to cover any Class A-1 Final Interest Adjustment Amount with respect to the Interest Accrual Period ending in such Quarterly Collection Period, as provided for in clause (iii) below), an amount equal to the sum of:

(i) the sum of (A) the product of (1) the Weekly Accrual Percentage and (2) the Class A-1 Estimated Quarterly Interest for such Interest Accrual Period and (B) the Senior Notes Accrued Quarterly Interest Shortfall (Class A-1) for such Weekly Allocation Date, until such Class A-1 Estimated Quarterly Interest, net of any allocated but unpaid negative Class A-1 Final Interest Adjustment Amount with respect to a prior Interest Accrual Period, shall have been allocated in full;

(ii) if such Weekly Allocation Date is the twelfth, thirteenth or fourteenth Weekly Allocation Date in such Quarterly Collection Period, the Class A-1 Interim Interest Adjustment Amount, if positive, with respect to such Interest Accrual Period (without duplication of clause (i)); and

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(iii) if such Weekly Allocation Date is the last Weekly Allocation Date in the Interest Accrual Period ending in such Quarterly Collection Period, the Class A-1 Final Interest Adjustment Amount, if positive, with respect to such Interest Accrual Period.

“Senior Notes Accrued Quarterly Interest Amount (Class A-2)” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period, an amount equal to the sum of: (i) the product of (1) the Weekly Allocation Percentage and (2) the expected Class A-2 Quarterly Interest for such Interest Accrual Period and (ii) the Senior Notes Accrued Quarterly Interest Shortfall (Class A-2) for such Weekly Allocation Date, until such expected Class A-2 Quarterly Interest shall have been allocated in full.

“Senior Notes Accrued Quarterly Interest Shortfall (Class A-1)” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Senior Notes Interest Payment Account with respect to Senior Notes Accrued Quarterly Interest Amount (Class A-1) on each preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the aggregate Senior Notes Accrued Quarterly Interest Amount (Class A-1) for all such preceding Weekly Allocation Dates.

“Senior Notes Accrued Quarterly Interest Shortfall (Class A-2)” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Senior Notes Interest Payment Account with respect to the Senior Notes Accrued Quarterly Interest Amount (Class A-2) on each preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the aggregate Senior Notes Accrued Quarterly Interest Amount (Class A-2) for all such preceding Weekly Allocation Dates.

“Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period, an amount equal to the sum of (i) the product of (1) the applicable Weekly Allocation Percentage and (2) the aggregate of each interest amount designated hereunder as a “Senior Notes Quarterly Post-ARD Contingent Interest Amount” for purposes of the Base Indenture (collectively, the “Designated SNQPCIA”) due on the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Shortfall for such Weekly Allocation Date, until such Designated SNQPCIA shall have been allocated in full. For purposes of the Base Indenture, the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount shall be deemed to be a “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount”.

“Senior Notes Accrued Quarterly Post-ARD Contingent Interest Shortfall” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Senior Notes Post-ARD Contingent Interest Account with respect to the Series 2024-1 Notes on each preceding Weekly Allocation Date with

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respect to such Quarterly Collection Period was less than (ii) the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount for all such preceding Weekly Allocation Dates.

“Series 2024-1 Anticipated Repayment Date” has the meaning set forth in Section 3.06(b) (Payment of Series 2024-1 Note Principal—Series 2024-1 Anticipated Repayment Date) of the Series 2024-1 Supplement. For purposes of the Base Indenture, the Series 2024-1 Anticipated Repayment Date shall be deemed to be a “Series Anticipated Repayment Date”.

“Series 2024-1 Class A-1 Administrative Agent” means Cooperatieve Rabobank U.A., New York Branch. For purposes of the Base Indenture, the “Series 2024-1 Class A-1 Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent”.

“Series 2024-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2024-1 Class A-1 Note Purchase Agreement.

“Series 2024-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2024-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.

“Series 2024-1 Class A-1 Commitment Term” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Series 2024-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.

“Series 2024-1 Class A-1 Distribution Account” means account no. 14196100 entitled “Jersey Mike’s Funding, LLC Series 2024-1 Class A-1 Distribution Account” maintained by the Trustee pursuant to Section 3.07(a) (Series 2024-1 Class A-1 Distribution Account—Establishment of Series 2024-1 Class A-1 Distribution Account) or any successor securities account maintained pursuant to Section 3.07(a) (Series 2024-1 Class A-1 Distribution Account—Establishment of Series 2024-1 Class A-1 Distribution Account).

“Series 2024-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.07(b) (Series 2024-1 Class A-1 Distribution Account—Series 2024-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2024-1 Class A-1 Notes) of the Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2024-1 Class A-1 Outstanding Principal Amount exceeds the Series 2024-1 Class A-1 Notes Maximum Principal Amount.

Jersey Mike’s Subs Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Series 2024-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.01(a) (Procedures for Issuing and Increasing the Series 2024-1 Class A-1 Outstanding Principal Amount) of the Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2024-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2024-1 Class A-1 Initial Advances made on the Series 2024-1 Closing Date pursuant to Section 2.01(a) (Procedures for Issuing and Increasing the Series 2024-1 Class A-1 Outstanding Principal Amount) of the Series 2024-1 Supplement, which is $0.

“Series 2024-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2024-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2024-1 Closing Date pursuant to Section 2.07 of the Series 2024-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2024-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2024-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2024-1 Closing Date pursuant to Section 2.06 of the Series 2024-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2024-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2024-1 Supplement.

“Series 2024-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2024-1 Class A-1 Legal Final Maturity Date” is expected to be the Quarterly Payment Date occurring in February 2055.

“Series 2024-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of December 18, 2024, by and among the Master Issuer, the Guarantors, the Manager, the Investors, the Series 2024-1 Class A-1 Noteholders and Rabobank, as administrative agent thereunder, pursuant to which the Series 2024-1 Class A-1 Noteholders have agreed to purchase the Series 2024-1 Class A-1 Notes from the Master Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2024-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement”.

“Series 2024-1 Class A-1 Note Rate” means, for any day, (a) with respect to any portion of the Series 2024-1 Class A-1 Outstanding Principal Amount as of such day, the CP Rate or the Base Rate, as applicable thereto pursuant to the Series 2024-1 Class A-1 Note Purchase Agreement for such day, and (b) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2024-1 Class A-1 Note Rate, the Base Rate in effect for such day.

“Series 2024-1 Class A-1 Noteholder” means the Person in whose name a Series 2024-1 Class A-1 Note is registered in the Note Register.

Jersey Mike’s Subs Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Series 2024-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Notes Amortization Event” means the circumstance in which the Outstanding Principal Amount of the Series 2024-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2024-1 Class A-1 Notes Renewal Date. For purposes of the Base Indenture, a “Series 2024-1 Class A-1 Notes Amortization Event” shall be deemed to be a “Class A-1 Notes Amortization Event”.

“Series 2024-1 Class A-1 Notes Amortization Period” means the period commencing on the date on which a Series 2024-1 Class A-1 Notes Amortization Event occurs and ending on the date on which there are no Series 2024-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2024-1 Class A-1 Notes Amortization Period” shall be deemed to be a “Class A-1 Notes Amortization Period”.

“Series 2024-1 Class A-1 Notes Maximum Principal Amount” means $100,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Series 2024-1 Class A-1 Notes Renewal Date” means (i) the Quarterly Payment Date in February 2030, (ii) if the date in clause (i) is extended at such time to the Quarterly Payment Date in February 2031, the Quarterly Payment Date in February 2031 and (iii) if the date in clause (ii) is extended at such time to the Quarterly Payment Date in February 2032, the Quarterly Payment Date in February 2032, in each case pursuant to Section 3.06(b) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Anticipated Repayment Date; Series 2024-1 Class A-1 Notes Renewal Date) of this Series Supplement. For purposes of the Base Indenture, the “Series 2024-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date”.

“Series 2024-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2024-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2024-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2024-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.01 (Procedures for Issuing and Increasing the Series 2024-1 Class A-1 Outstanding Principal Amount) of the Series 2024-1 Supplement resulting from Series 2024-1 Class A-1 Advances made on or prior to such date and after the Series 2024-1 Closing Date plus (d) any Series 2024-1 Class A-1 Outstanding Subfacility Amount on such date; provided that at no time may the Series 2024-1 Class A-1 Outstanding Principal Amount exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2024-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount”.

“Series 2024-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2024-1 Class A-1 Swingline Notes and Series 2024-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility

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Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2024-1 Class A-1 Note Purchase Agreement or the Series 2024-1 Supplement).

“Series 2024-1 Class A-1 Post-Renewal Date Contingent Interest Amount” means, for any Interest Accrual Period commencing on or after the Series 2024-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Contingent Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, Series 2024-1 Class A-1 Post-Renewal Date Contingent Interest Amount shall be deemed to be a “Senior Notes Quarterly Post-ARD Contingent Interest Amount”.

“Series 2024-1 Class A-1 Post-Renewal Date Contingent Interest Rate” has the meaning set forth in Section 3.04(c) (Series 2024-1 Class A-1 Interest and Certain Fees—Series 2024-1 Class A-1 Post-Renewal Date Contingent Interest Rate) of the Series 2024-1 Supplement.

“Series 2024-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2024-1 Class A-1 Swingline Note or Series 2024-1 Class A-1 L/C Note is registered in the Note Register.

“Series 2024-1 Class A-1 Swingline Loan” has the meaning set forth under “Swingline Loans” in this Annex A.

“Series 2024-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2024-1 Supplement.

“Series 2024-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2024-1 Closing Date, by and among the Master Issuer, the Guarantors, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, the Swingline Lender, and the Series 2024-1 Class A-1 Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Series 2024-1 Class A-2 Distribution Account” means account no. 14196200 entitled “Jersey Mike’s Funding, LLC Series 2024-1 Class A-2 Distribution Account” maintained by the Trustee pursuant to Section 3.08(a) (Series 2024-1 Class A-2 Distribution Account—Establishment of the Series 2024-1 Class A-2 Distribution Account) of the Series 2024-1 Supplement or any successor securities account maintained pursuant to Section 3.08(a) (Series 2024-1 Class A-2 Distribution Account—Establishment of the Series 2024-1 Class A-2 Distribution Account) of the Series 2024-1 Supplement.

“Series 2024-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.08(b) (Series 2024-1 Class A-2 Distribution Account—Series 2024-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2024-1 Class A-2 Notes) of the Series 2024-1 Supplement.

“Series 2024-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2024-1 Class A-2 Notes, which is $750,000,000.

“Series 2024-1 Class A-2 Legal Final Maturity Date” is expected to be the Quarterly Payment Date occurring in February 2055.

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“Series 2024-1 Class A-2 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.06(g) (Payment of Series 2024-1 Note Principal—Notices of Optional Prepayments) of the Series 2024-1 Supplement.

“Series 2024-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to a Series 2024-1 Class A-2 Prepayment, an amount (not less than zero) calculated by the Manager on behalf of the Master Issuer equal to (A) if such Series 2024-1 Class A-2 Prepayment occurs prior to the relevant Make-

Whole End Date, (i) the discounted present value as of the relevant Series 2024-1 Class A-2 Make-Whole Premium Calculation Date of all future installments of interest (excluding any interest required to be paid on the applicable Series 2024-1 Prepayment Date) and principal (or portion thereof) being prepaid that the Master Issuer would otherwise be required to pay from the applicable Series 2024-1 Prepayment Date to and including the Make-Whole End Date, assuming that (x) principal payments of Quarterly Scheduled Principal Amounts are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Quarterly Scheduled Principal Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event and cancellations of repurchased Notes prior to the date of such repayment), (y) Quarterly Scheduled Principal Amounts are to be made on each Quarterly Payment Date prior to such Make-Whole End Date and (z) the entire remaining unpaid principal amount of is paid on such Make-Whole End Date minus (ii) the Outstanding Principal Amount being prepaid or (B) if such Series 2024-1 Class A-2 Prepayment occurs on or after the Make-Whole End Date, zero. For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2024-1 Class A-2 Make-Whole Premium Calculation Date, of the United States Treasury Security having a maturity closest to the relevant Make-Whole End Date plus (y) 0.50%. For purposes of the Base Indenture, Series 2024-1 Class A-2 Make-Whole Prepayment Premium shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2024-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of December 11, 2024, by and among Guggenheim Securities, LLC, as Representative of the Initial Purchasers, the Master Issuer, the Guarantors and Jersey Mike’s Franchise Systems, Inc., as amended, supplemented or otherwise modified from time to time.

“Series 2024-1 Class A-2 Note Rate” means 5.636% per annum.

“Series 2024-1 Class A-2 Noteholder” means the Person in whose name a Series 2024-1 Class A-2 Note is registered in the Note Register.

“Series 2024-1 Class A-2 Notes” has the meaning set forth in “Designation” of the Series 2024-1 Supplement.

“Series 2024-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2024-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether a Quarterly Scheduled Principal Amount,

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a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2024-1 Class A-2 Noteholders with respect to Series 2024-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the Series 2024-1 Class A-2 Outstanding Principal Amount shall be deemed to be an “Outstanding Principal Amount”.

“Series 2024-1 Class A-2 Prepayment” has the meaning set forth in Section 3.06(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments) of the Series 2024-1 Supplement.

“Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest” has the meaning set forth in Section 3.05(b)(i) (Series 2024-1 Class A-2 Notes Interest—Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest). For purposes of the Base Indenture, the Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be deemed to be a “Senior Notes Quarterly Post-ARD Contingent Interest Amount”.

“Series 2024-1 Closing Date” means December 18, 2024. For purposes of the Base Indenture, the Series 2024-1 Closing Date shall be deemed the “Series Closing Date” with respect to the Series 2024-1 Notes.

“Series 2024-1 Distribution Accounts” means, collectively, the Series 2024-1 Class A-1 Distribution Account and the Series 2024-1 Class A-2 Distribution Account. For purposes of the Base Indenture, the Series 2024-1 Distribution Accounts shall be deemed to be “Series Distribution Accounts”.

“Series 2024-1 Extension Elections” means, collectively, the Series 2024-1 First Extension Election and the Series 2024-1 Second Extension Election.

“Series 2024-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2024-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2024-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2024-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2024-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2024-1 Class A-1 Commitments.

“Series 2024-1 Final Payment Date” means the date on which the Series 2024-1 Final Payment is made.

“Series 2024-1 First Extension Election” has the meaning set forth in Section 3.06(b)(i) (First Extension Election) of the Series 2024-1 Supplement.

“Series 2024-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2024-1 Ineligible Account” has the meaning set forth in Section 3.11 (Replacement of Ineligible Accounts) of the Series 2024-1 Supplement.

Jersey Mike’s Subs Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Series 2024-1 Legal Final Maturity Date” means, (i) with respect to the Series 2024-1 Class A-1 Notes, the Series 2024-1 Class A-1 Legal Final Maturity Date and (ii) with respect to the Series 2024-1 Class A-2 Notes, the Series 2024-1 Class A-2 Legal Final Maturity Date. For purposes of the Base Indenture, the “Series 2024-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”.

“Series 2024-1 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date only if both (i) the Senior ABS Leverage Ratio is less than or equal to 5.00x as calculated on the Quarterly Calculation Date immediately preceding such Quarterly Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing. For purposes of the Base Indenture, the Series 2024-1 Non-Amortization Test shall be deemed to be a “Series Non-Amortization Test”.

“Series 2024-1 Note Owner” means, with respect to a Series 2024-1 Note that is a Book-Entry Note, the Person that is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2024-1 Noteholders” means, collectively, the Series 2024-1 Class A-1 Noteholders and the Series 2024-1 Class A-2 Noteholders.

“Series 2024-1 Notes” has the meaning set forth in “Designation” in the Series 2024-1 Supplement.

“Series 2024-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2024-1 Class A-1 Outstanding Principal Amount, plus the Series 2024-1 Class A-2 Outstanding Principal Amount.

“Series 2024-1 Prepayment” means a Series 2024-1 Class A-2 Prepayment or any other prepayment in respect of the Series 2024-1 Notes pursuant to Section 3.06(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments), Section 3.06(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) and Section 3.06(k) (Payment of Series 2024-1 Note Principal—Distributions of Series 2024-1 Class A-2 Optional Prepayment).

“Series 2024-1 Prepayment Amount” means the aggregate principal amount to be prepaid on any Series 2024-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2024-1 Prepayment Date” means the date on which any prepayment on the Series 2024-1 Class A-2 Notes is made pursuant to Section 3.06(d) (Payment of Series 2024-1 Note Principal—Series 2024-1 Mandatory Payments of Principal), Section 3.06(f) (Payment of Series 2024-1 Note Principal— Optional Prepayment of Series 2024-1 Class A-2 Notes) or Section 3.06(j) (Payment of Series 2024-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds) of this Series Supplement, which shall be, with respect to any Series 2024-1 Prepayment pursuant to Section 3.06(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) of this

Jersey Mike’s Subs Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2024-1 Prepayment in connection with a Rapid Amortization Period or Asset Disposition Proceeds, the immediately succeeding Quarterly Payment Date.

“Series 2024-1 Second Extension Election” has the meaning set forth in Section 3.06(b)(ii) (Second Extension) of the Series 2024-1 Supplement.

“Series 2024-1 Securities Intermediary” has the meaning set forth in Section 3.09(a) (Trustee as Securities Intermediary) of the Series 2024-1 Supplement.

“Series 2024-1 Senior Notes” means, collectively, the Series 2024-1 Class A-1 Notes and the Series 2024-1 Class A-2 Notes.

“Series 2024-1 Senior Notes Accrued Quarterly Interest Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period (or to the extent necessary to cover any Class A-1 Final Interest Adjustment Amount with respect to the Interest Accrual Period ending in such Quarterly Collection Period, as provided for in clause (iii) of “Senior Notes Accrued Quarterly Interest Amount (Class A-1)”), an amount equal to the sum of Senior Notes Accrued Quarterly Interest Amount (Class A-1) and Senior Notes Accrued Quarterly Interest Amount (Class A-2) for such Weekly Allocation Date. For purposes of the Base Indenture, the “Senior Notes Accrued Quarterly Interest Amount” shall be deemed to be a “Senior Notes Accrued Quarterly Interest Amount”.

“Series 2024-1 Senior Notes Quarterly Interest Amount” means, with respect to each Quarterly Payment Date, the aggregate amount of Senior Notes Accrued Quarterly Interest Amounts with respect to the related Quarterly Collection Period (assuming that the Senior Notes Accrued Quarterly Interest Shortfall for each applicable Weekly Allocation Date is equal to zero). While not otherwise used herein, for purposes of the Base Indenture, the Series 2024-1 Senior Notes Quarterly Interest Amount shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2024-1 Supplement” means the Series 2024-1 Supplement, dated as of the Series 2024-1 Closing Date by and among the Master Issuer, the Trustee and the Series 2024-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Series 2024-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2024-1 Supplement.

“Similar Law” means any federal, state, local or non-U.S. law that is substantially similar to the provisions of Title 1 of ERISA or Section 4975 of the Code.

“STAMP” has the meaning set forth in Section 4.03(a) (Transfer Restrictions of the Series 2024-1 Class A-2 Notes) of the Series 2024-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.02(d) (Procedures for Decreasing the Series 2024-1 Class A-1 Outstanding Principal Amount) of the Series 2024-1 Supplement.

Jersey Mike’s Subs Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

“Subfacility Increase” has the meaning set forth in Section 2.01(b) (Procedures for Issuing and Increasing the Series 2024-1 Class A-1 Outstanding Principal Amount) of the Series 2024-1 Supplement.

“Swingline Commitment” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A- 1 Note Purchase Agreement.

“Swingline Lender” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.02(b) (Issuance of Series 2024-1 Class A-2 Notes—Temporary Regulation S Global Notes and Permanent Regulation S Global Notes) of the Series 2024-1 Supplement.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02(b) of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“Unreimbursed L/C Drawings” has the meaning set forth in Section 1.02 of the Series 2024-1 Class A-1 Note Purchase Agreement.

“U.S. Person” has the meaning set forth in Section 4.02 (Issuance of Series 2024-1 Class A-2 Notes) of the Series 2024-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.02(b) (Procedures for Decreasing the Series 2024-1 Class A-1 Outstanding Principal Amount—Voluntary Decrease) of the Series 2024-1 Supplement.

“Weekly Allocation Percentage” means with respect to any Weekly Collection Period, the percentages designated by the Master Issuer in the relevant Weekly Manager’s Certificate for such Weekly Collection Period within a Quarterly Fiscal Period, each such percentage to be not less than the percentage required to cause the Required Balance to be on deposit in the Senior Notes Interest Payment Account, the Senior Subordinated Notes Interest Payment Account, the Subordinated Notes Interest Payment Account, the Senior Notes Principal Payment Account, the Senior Subordinated Notes Principal Payment Account, the Subordinated Notes Principal Payment Account or the Senior Notes Post-ARD Contingent interest Account, as applicable, for such Weekly Collection Period.